UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549
SCHEDULE 14A
(RULE 14a-101)
INFORMATION REQUIRED IN PROXY STATEMENT
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Cooper Tire & Rubber Company
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 COOPER TIRE & RUBBER COMPANY
NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
TO THE STOCKHOLDERS:
The 2020 Annual Meeting of Stockholders of Cooper Tire & Rubber Company (the “Company”) will be held on Friday, May 8, 2020, at 10:00 a.m., Eastern Daylight Time, for the following purposes:
(1)	To elect nine Directors of the Company for the ensuing year.
(2)	To ratify the selection of the Company’s independent registered public accounting firm for the year ending December 31, 2020.
(3)	To approve, on a non-binding advisory basis, the Company’s named executive officer compensation.
(4)	To transact such other business as may properly come before the Annual Meeting or any postponement(s) or adjournment(s) thereof.
As part of our precautions regarding the coronavirus (or COVID-19), the Annual Meeting will be a “virtual” meeting. The Company is making its proxy materials available electronically as the primary means of furnishing proxy materials to stockholders, who can participate in the meeting online at www.virtualshareholdermeeting.com/CTB2020 at the appointed date and time. This virtual approach to the Annual Meeting also provides a convenient way to access the Company’s proxy materials and vote, enables greater stockholder participation in the proceedings and reduces the cost and environmental impact of the Annual Meeting to the Company.
Only holders of Common Stock of record at the close of business on March 13, 2020, are entitled to notice of and to vote at the Annual Meeting.
To participate in this year’s virtual Annual Meeting, you will need the 16-digit stockholder control number located on the Notice of Internet Availability of Proxy Materials, on your proxy card or on the instructions that accompanied your proxy materials, to log in to the Annual Meeting at www.virtualshareholdermeeting.com/CTB2020. Please keep your stockholder control number in a safe place so it is available to you for the meeting. Using this control number, you will be able to listen to the meeting live, submit questions and vote online. The Company encourages you to access the Annual Meeting before the start time of 10:00 a.m., Eastern Daylight Time on Friday, May 8, 2020. Please allow ample time for online check-in, which will begin at 9:45 a.m., Eastern Daylight Time, on Friday, May 8, 2020.
BY ORDER OF THE BOARD OF DIRECTORS
Stephen Zamansky,
Senior Vice President,
General Counsel & Secretary
Findlay, Ohio
March 26, 2020
Please mark, date, and sign the enclosed proxy and return it promptly in the enclosed addressed envelope, which requires no postage. In the alternative, you may vote by Internet or telephone. See page 3 of the proxy statement for additional information on voting by Internet or telephone.

COOPER TIRE & RUBBER COMPANY
701 Lima Avenue, Findlay, Ohio 45840
March 26, 2020
PROXY STATEMENT
GENERAL INFORMATION AND VOTING
This proxy statement is furnished in connection with the solicitation of proxies by the Board of Directors of Cooper Tire & Rubber Company (the “Company,” “Cooper Tire,” “our,” “we,” or “us”) to be used at the Annual Meeting of Stockholders of the Company to be held on May 8, 2020, at 10:00 a.m., Eastern Daylight Time. This proxy statement and the related form of proxy were first mailed or made available to stockholders on or about March 26, 2020.
Purpose of Annual Meeting
The purpose of the Annual Meeting is for stockholders to act on the matters outlined in the notice of Annual Meeting on the cover page of this proxy statement. These matters consist of (1) the election of nine Directors, (2) the ratification of the selection of the Company’s independent registered public accounting firm for the year ending December 31, 2020, (3) the approval, on a non-binding advisory basis, of the Company’s named executive officer compensation, and (4) the transaction of such other business as may properly come before the Annual Meeting or any postponement(s) or adjournment(s) thereof.
Virtual Annual Meeting
As part of our precautions regarding the coronavirus (or COVID-19), the Annual Meeting will be a “virtual” meeting, as permitted by Delaware law and our Bylaws. A virtual annual meeting format is expected to facilitate and increase stockholder attendance and participation by enabling stockholders to participate fully and equally from any location around the world.
We remain sensitive to concerns regarding virtual meetings generally from investor advisory groups and other stockholder rights advocates who have voiced concerns that virtual meetings may diminish stockholder voice or reduce accountability. Our Bylaws provide that our annual meetings may be held by means of remote communication, subject to such guidelines and procedures as the Board may adopt from time to time. Accordingly, we have designed the procedures for our virtual meeting format to comply with these requirements and to enhance, rather than constrain, stockholder access, participation and communication. In preparation for the virtual Annual Meeting, (i) we will implement reasonable measures to verify that each person deemed present and permitted to vote at the Annual Meeting is a stockholder or proxy holder, (ii) we will implement reasonable measures to provide stockholders and proxy holders a reasonable opportunity to participate in the meeting and to vote on matters submitted to stockholders, if any, including an opportunity to read or hear the proceedings of the meeting substantially concurrently with such proceedings, and (iii) we will maintain a record of any votes or other action taken by stockholders or proxy holders at the meeting. Additionally, the online format allows stockholders to communicate with us during the meeting so they can ask appropriate questions of our Board or management in accordance with the rules of conduct for the meeting and as described under “General Information and Voting-Questions.” During the live Q&A session of the meeting, we will answer questions as they come in.
Information regarding the ability of stockholders to ask questions during the Annual Meeting and related rules of conduct at the Annual Meeting will be posted on our investor relations page (investors.coopertire.com) in advance of the Annual Meeting. Similarly, matters addressing technical and logistical issues, including technical support during the Annual Meeting and related to accessing the Annual Meeting’s virtual meeting platform, will be available at www.virtualshareholdermeeting.com/CTB2020.
Attendance and Participation
Our completely virtual Annual Meeting will be conducted on the internet via live webcast. You will be able to participate in the Annual Meeting online and submit your questions during the meeting by visiting www.virtualshareholdermeeting.com/CTB2020. You also will be able to vote your shares electronically at the Annual Meeting.
2020 Proxy Statement  1

All stockholders of record at the close of business on March 13, 2020 (the “record date”), or their duly appointed proxies, may participate in the Annual Meeting. To participate in the Annual Meeting, you will need the 16-digit control number included on your Notice of Internet Availability of Proxy Materials (“Notice”), on your proxy card or on the instructions that accompanied your proxy materials. The Company encourages you to access the Annual Meeting before the start time of 10:00 a.m., Eastern Daylight Time on Friday, May 8, 2020. Please allow ample time for online check-in, which will begin at 9:45 a.m., Eastern Daylight Time, on Friday, May 8, 2020.
The virtual meeting platform is fully supported across browsers (Internet Explorer, Firefox, Chrome, and Safari) and devices (desktops, laptops, tablets, and cell phones) running the most updated version of applicable software and plugins. Participants should ensure that they have a strong Wi-Fi connection wherever they intend to participate in the meeting. Participants should also give themselves plenty of time to log in and ensure that they can hear streaming audio prior to the start of the meeting.
Questions
Stockholders may submit questions during the Annual Meeting. If you wish to submit a question, you may do so by logging into the virtual meeting platform at www.virtualshareholdermeeting.com/CTB2020, type your question into the “Ask a Question” field, and click “Submit.”
Questions pertinent to meeting matters will be answered during the meeting, subject to time constraints. Questions regarding personal matters, including those related to employment or products are not pertinent to meeting matters and therefore will not be answered.
Technical Difficulties
We will have technicians ready to assist you with any technical difficulties you may have accessing the virtual Annual Meeting. If you encounter any difficulties accessing the virtual meeting during the check-in or meeting time, please call the technical support number that will be posted on the Virtual Stockholder Meeting log-in page.
Voting
Each share of the Company’s Common Stock will be entitled to one vote on each matter. Only stockholders of record at the close of business on the record date will be eligible to vote at the Annual Meeting online at www.virtualshareholdermeeting.com/CTB2020. To participate in the Annual Meeting, you will need the 16-digit control number included on your Notice of Internet Availability of Proxy Materials (“Notice”), on your proxy card or on the instructions that accompanied your proxy materials. The Company encourages you to access the Annual Meeting before the start time of 10:00 a.m., Eastern Daylight Time on Friday, May 8, 2020. Please allow ample time for online check-in, which will begin at 9:45 a.m., Eastern Daylight Time, on Friday, May 8, 2020.
As of the record date, there were 50,266,057 shares of Common Stock outstanding. The holders of a majority of the shares of Common Stock issued and outstanding, and present in person or represented by proxy, constitute a quorum. Abstentions and “broker non-votes” with respect to a proposal will be counted to determine whether a quorum is present at the Annual Meeting.
If your shares are held in an account at a brokerage firm, bank, broker-dealer, or other similar organization, then you are the beneficial owner of shares held in “street name,” and the organization holding your account is considered the stockholder of record for purposes of voting at the Annual Meeting. As a beneficial owner, you have the right to instruct that organization on how to vote the shares held in your account. “Broker non-votes” occur when an organization that holds shares for a beneficial owner has not received voting instructions with respect to the proposal from the beneficial owner. Whether such organization has the discretion to vote those shares on a particular proposal depends on the ballot item. If the organization that holds your shares does not have discretion and you do not give the organization instructions, the votes will be “broker non-votes,” which may have the same effect as votes against the proposal.
Below is a summary of the vote threshold required for passage of each agenda item and the effect of abstentions and “broker non-votes.”
Agenda Item 1. Except in the case of a contested election, each nominee for election as a Director who receives a majority of the votes cast with respect to such Director’s election by stockholders will be elected as a Director. In the case of a contested election, the nominees for election as Directors who receive the greatest number of votes will be elected as Directors. Abstentions and “broker non-votes” are not counted for purposes of the election of Directors.
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Agenda Item 2. Although the Company’s independent registered public accounting firm may be selected by the Audit Committee of the Board of Directors without stockholder approval, the Audit Committee will consider the affirmative vote of a majority of the shares of Common Stock having voting power present in person or represented by proxy at the Annual Meeting to be a ratification by the stockholders of the selection of Ernst & Young LLP as the Company’s independent registered public accounting firm for the year ending December 31, 2020. As a result, abstentions will have the same effect as a vote cast against the proposal. As a routine matter, we do not expect “broker non-votes” with respect to this proposal.
Agenda Item 3. Although the advisory vote to approve named executive officer compensation is non-binding, the advisory vote allows our stockholders to express their opinions regarding named executive officer compensation. The Board will consider the affirmative vote of a majority of the shares of Common Stock having voting power present in person or represented by proxy at the Annual Meeting as approval of the compensation of the Company’s named executive officers for fiscal year 2019. Abstentions are counted as votes against and “broker non-votes” are not counted for purposes of the advisory vote to approve named executive officer compensation. As a result, if you own shares through a bank, broker-dealer, or similar organization, you must instruct your bank, broker-dealer, or other similar organization to vote in order for them to vote your shares.
Shares held in your name as the stockholder of record may be voted electronically during the Annual Meeting. If you choose to vote your shares online during the Annual Meeting, please follow the instructions provided on the Notice to log in to www.virtualshareholdermeeting.com/CTB2020. You will need the 16-digit control number included on your Notice, on your proxy card, or on the instructions that accompanied your proxy materials.
Even if you plan to participate in the Annual Meeting, the Company strongly recommends that you vote your shares in advance as described below so that your vote will be counted if you later decide not to attend the Annual Meeting electronically.
Proxy Matters
Stockholders may vote by completing, properly signing, and returning the accompanying proxy card, or by participating and voting electronically at the Annual Meeting online at www.virtualshareholdermeeting.com/CTB2020. If you properly complete and return your proxy card in time to vote, your proxy (one of the individuals named in the proxy card) will vote your shares as you have directed. If you sign and return the proxy card but do not indicate specific choices as to your vote, your proxy will vote your shares (i) to elect the nominees listed under “Nominees for Director,” (ii) for the ratification of the selection of the Company’s independent registered public accounting firm and (iii) for approval of the compensation of the Company's named executive officers for fiscal year 2019. Stockholders of record and participants in certain defined contribution plans sponsored by the Company (see below) may also vote by using a touch-tone telephone to call 1-800-690-6903, or by the Internet by accessing the following website: http://www.proxyvote.com.
Voting instructions, including your stockholder account number and personal proxy control number, are contained on the accompanying proxy card. You will also use this accompanying proxy card if you are a participant in the following defined contribution plans sponsored by the Company:
•	Spectrum Investment Savings Plan;
•	Pre-Tax Savings Plan (Texarkana Represented Employees); or
•	Pre-Tax Savings Plan (Findlay Represented Employees).
Those stockholders of record who choose to vote by telephone or Internet must do so no later than 11:59 p.m., Eastern Daylight Time, on May 7, 2020. All voting instructions from participants in the defined contribution plans sponsored by the Company and listed above must be received no later than 11:59 p.m., Eastern Daylight Time, on May 5, 2020.
A stockholder may revoke a proxy by filing a notice of revocation with the Secretary of the Company, or by submitting a properly executed proxy card bearing a later date. A stockholder may also revoke a previously executed proxy (including one submitted by Internet or telephone) by participating and voting electronically at the Annual Meeting online at www.virtualshareholdermeeting.com/CTB2020, after requesting that the earlier proxy be revoked. Online participation at the Annual Meeting, without further action on the part of the stockholder, will not operate to revoke a previously granted proxy card.
2020 Proxy Statement  3

Our Board and Committees
Our Board is comprised of members with a variety of qualifications, skills, business knowledge and experiences, backgrounds, viewpoints and expertise to provide effective oversight of management and the Company.

BOARD COMPOSITION

Independence

Non-Independent
1
9
Independent

Age

70+ Years
2
Average
62.3 Years
5
50-59 Years
3
60-69 Years

Tenure

15+ Years
1
10-14 Years
3
Average
7.7 Years
5
<5 Years
1
5-9 Years

CEO/Chairman Experience

No
4
6
Yes
1

	Number of Members	Independence	Number of Meetings in 2019
Board of Directors	10	9	5
Audit Committee	4	4	4
Compensation Committee	4	4	4
Nominating and Governance Committee	4	4	3
Global Social Impact
The Company is committed to environmental responsibility and the health and safety of its employees, contractors and the community, as well as the long-term, sustainable health and growth of the Company. The Company's organization structure allows it to supervise and audit, using a combination of internal and external resources, environmental activities, planning and programs to promote compliance with applicable environmental, health and safety (“EHS”) requirements and Company standards. Additionally, the Company has implemented a global EHS management system to predictably and sustainably manage EHS and to hold management accountable for non-compliance. The Company also participates in activities concerning general industry environmental matters, including being a founding member of the Tire Industry Project and the Global Platform for Sustainable Natural Rubber.
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DIVERSITY & INCLUSION
At Cooper Tire, we strive to attract, engage and retain the most talented and high-performing employees. We provide an environment where the most outstanding people in the world feel welcome, respected and valued for who they are and for their contributions. We are passionate about helping to raise the level of respect and inclusion in our communities. We are an equal employment opportunity employer. We embrace and encourage Cooper Tire people's differences in age, color, disability, ethnicity, family or marital status, gender identity or expression, language, national origin, physical and mental ability, political affiliation, race, religion, sexual orientation, socio-economic status, veteran status and other characteristics that make each of them unique.
RECOGNIZED FOR BOARDROOM DIVERSITY

The Company has been honored by the Women’s Forum of New York and 2020 Women on Boards for raising the bar for gender-diverse boards. The Company's Board of Directors includes 30 percent female representation, exceeding the national average.
RECOGNIZED FOR LGBTQ EQUALITY

The Company earned a score of 100% on the Human Rights Campaign’s Corporate Equality Index, a national benchmarking survey and report measuring corporate policies and practices related to LGBTQ equality in the workplace, and has been named one of the Best Places to Work for LGBTQ Equality.
2020 Proxy Statement  5

AGENDA ITEM 1
ELECTION OF DIRECTORS

In accordance with the Restated Certificate of Incorporation of the Company, the Board of Directors has fixed the total number of Directors to be elected at the Annual Meeting at nine. Mr. Capo, who has served as a Director since 2007, is not standing for reelection when his current term expires at the Annual Meeting. All nine of our Directors standing for reelection have a term that expires at this Annual Meeting and each has consented to stand for reelection. At this Annual Meeting, nine Directors are being elected to serve for a term of office that will expire at the Annual Meeting of Stockholders in 2021. In the event that any of the nominees becomes unavailable to serve as a Director before the Annual Meeting, the Board of Directors may designate a new nominee, and the persons named as proxies will vote for that substitute nominee.

The Board of Directors recommends that stockholders vote FOR the nine nominees for Director.
NOMINEES FOR DIRECTOR

Director Since 2006	STEVEN M. CHAPMAN Group Vice President, China and Russia, Cummins, Inc.

Mr. Chapman, age 66, has served as Group Vice President, China and Russia, for Cummins, Inc. since 2009. Cummins designs, manufactures, and markets diesel engines and related components and power systems. Mr. Chapman has been with Cummins since 1985 and served in various capacities, including as Group Vice President, Emerging Markets & Businesses, President of Cummins’ International Distribution Business, Vice President of International, and Vice President of Southeast Asia and China. He is also a senior advisor to the US-China Industrial Cooperation Partnership, a private equity fund managed by Goldman Sachs. Mr. Chapman graduated from St. Olaf College with a B.A. in Asian Studies and from Yale University with a M.P.P.M. in Management. Mr. Chapman’s education, board member experience, and business management experience in operations and international operations qualify him to continue serving as a member of the Board of Directors.

Director Since 2016	SUSAN F. DAVIS Former Executive Vice President, Asia-Pacific Region, Johnson Controls

Ms. Davis, age 66, served as Executive Vice President of the Asia-Pacific Region for Johnson Controls from September 2015 until her retirement in October 2016. Johnson Controls is a globally diversified technology and industrial leader serving customers in more than 150 countries. Ms. Davis has served in positions of increasing responsibility within Johnson Controls. She was named Vice President of Organizational Development in 1993. The following year, she was appointed Corporate Vice President of Human Resources and was named Executive Vice President of Human Resources in 2005. She was named Executive Vice President & Chief Human Resources Officer in 2012. She joined the company in 1985, following its acquisition of Hoover Universal, where she began her career in 1983 as a strategic planner for the automotive seating and plastics machinery business. Ms. Davis graduated magna cum laude with a Master of Arts degree and magna cum laude with a Bachelor of Arts, both from Beloit College. She holds a Master of Business Administration (MBA) degree from the University of Michigan. Ms. Davis currently serves as director of Quanex Corporation, and as an advisor to Colorado State University. Ms. Davis’s education, board member experience, and business management experience qualify her to continue serving as a member of the Board of Directors.

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NOMINEES FOR DIRECTOR (CONT.)

Director Since 2018	KATHRYN P. DICKSON President Manitoba Harvest

Ms. Dickson, age 55, is currently serving as President, Manitoba Harvest, a global company that manufactures and markets plant-based-protein food and beverages. Ms. Dickson joined Manitoba Harvest in December 2019, after the acquisition of the business by Tilray, Inc. Prior to Manitoba Harvest, Ms. Dickson served as Senior Vice President for Mattel, Inc., a global learning, development, and play company, and President of its American Girl subsidiary from February 2016 through December 2018. Prior to Mattel, Ms. Dickson served as Chief Marketing Officer for News America Marketing, Inc., a consumer-focused marketing business from February 2015 through February 2016. Prior to News America Marketing, Inc., Ms. Dickson served in increasingly responsible roles over more than 23 years, at General Mills, Inc., a global manufacturer and marketer of branded consumer foods. Her leadership there included Vice President, Marketing Excellence, and Vice President / Business Unit Director for global brands including Betty Crocker, Pillsbury, and Old El Paso. Ms. Dickson holds a B.S. degree from the United States Air Force Academy, and a Master of Business Administration (MBA) from Univ. of California, Los Angeles. She served as an officer in the U.S. Air Force, where she achieved the rank of Captain. Ms. Dickson’s education, business leadership, business management and marketing experience qualify her to continue as a member of the Board of Directors.

Director Since 2003	JOHN J. HOLLAND President, Greentree Advisors LLC

Mr. Holland, age 70, has served as President of Greentree Advisors LLC since 2005. Greentree Advisors LLC provides business advisory services. Mr. Holland served as President of The International Copper Association (ICA) from 2012 to 2015. The ICA is a marketing and trade organization for the global copper industry. Mr. Holland served as President, Chief Operating Officer, and Chief Financial Officer of MMFX Technologies Corporation from September 2008 until October 2009. MMFX Technologies is an inventor and manufacturer of nano technology steel. Prior to that, he was Executive Vice President and Chief Financial Officer of Alternative Energy Sources, Inc., an ethanol producer, from August 2006 until June 2008. Mr. Holland previously was employed by Butler Manufacturing Company, a producer of pre-engineered building systems, supplier of architectural aluminum systems and components, and provider of construction and real estate services for the non-residential construction market, from 1980 until his retirement in 2004. Prior to his retirement from Butler, Mr. Holland served as Chairman of the Board from 2001 to 2004, as Chief Executive Officer from 1999 to 2004, and as President from 1999 to 2001. Mr. Holland is also a director of SAIA, Inc., (formerly SCS Transportation, Inc.), and Cornerstone Building Brands, Inc. (formerly NCI Buildings Systems Inc.). Mr. Holland holds B.S. and MBA degrees from the University of Kansas. Mr. Holland’s education, board member experience, and business management experience in operations and accounting, including his service as a chief executive officer and chief financial officer, qualify him to continue serving as a member of the Board of Directors.

2020 Proxy Statement  7

NOMINEES FOR DIRECTOR (CONT.)

Director Since 2016	BRADLEY E. HUGHES President & Chief Executive Officer

Mr. Hughes, age 58, has served as President & Chief Executive Officer since September 2016. He previously served the Company as Senior Vice President and Chief Operating Officer from January 2015 to September 2016; Senior Vice President and President-International Tire Operations from July 2014 to January 2015; Senior Vice President and Chief Financial Officer from July 2014 to December 2014; and Vice President and Chief Financial Officer from November 2009 to July 2014. Mr. Hughes has a B.A. in business from Miami University and an MBA from the University of Michigan. Mr. Hughes’s education, extensive knowledge of the Company, international operations and business management experience qualify him to continue serving as a member of the Board of Directors.

Director Since 2017	TRACEY I. JOUBERT Chief Financial Officer, Molson Coors Brewing Company

Ms. Joubert, age 53, has served as Chief Financial Officer of Molson Coors Brewing Company since 2016. Molson Coors is a leading global brewer. Ms. Joubert was Executive Vice President and Chief Financial Officer of MillerCoors from 2012-2016 and served in a variety of increasingly responsible finance leadership roles at MillerCoors since 2003. A native of South Africa, Ms. Joubert holds bachelor’s degrees in commerce and accounting from the University of Witwatersrand in Johannesburg. She also serves on the Board of Directors of MillerCoors and Coors Brewing Company, subsidiaries of Molson Coors. Ms. Joubert’s education, board member experience, business management and finance experience qualify her to continue serving as a member of the Board of Directors.

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NOMINEES FOR DIRECTOR (CONT.)

Director since 2015	GARY S. MICHEL President and Chief Executive Officer JELD-WEN Holding, Inc.

Mr. Michel, age 57, has served as President and Chief Executive Officer of JELD-WEN Holding, Inc. since June 2018. He also serves on JELD-WEN’s Board of Directors. JELD-WEN is one of the world's largest door and window manufactures with facilities in 20 countries. The company designs, produces and distributes an extensive range of interior and exterior doors, wood, vinyl and aluminum windows and related products used in new construction and remodeling of residential and commercial structures. Prior to JELD-WEN, Mr. Michel served as President and CEO of Honeywell International Inc.’s Home and Building Technologies Strategic Business Unit, a developer of connected products and software for homes and buildings, from October 2017 until May 2018. Prior to Honeywell, Mr. Michel was with Ingersoll-Rand Company, a diversified manufacturer and services provider of climate and refrigeration systems, industrial technologies and small electric vehicles, for more than three decades, serving most recently as senior vice president and president, Residential HVAC and Supply. He also served as a member of its enterprise leadership team and led the Ingersoll Rand Sales Excellence Initiative, as well as serving as a co-lead of the company’s enterprise sustainability efforts. Mr. Michel holds a Bachelor of Science degree in Mechanical Engineering from Virginia Polytechnic Institute and State University and an MBA degree from the University of Phoenix. Mr. Michel’s education, board member experience, and business management experience qualify him to continue serving as a member of the Board of Directors.

Director since 2018	BRIAN C. WALKER Former President and Chief Executive Officer Herman Miller, Inc.

Mr. Walker, age 58, served as President and Chief Executive Officer of Herman Miller, Inc., a global provider of office furniture and services, from 2004 until his retirement in 2018. Mr. Walker joined Herman Miller, Inc. in 1989 and served in various capacities, including as Chief Financial Officer, and Executive Vice President. Mr. Walker holds a bachelor's degree in accounting from Michigan State University and is a certified public accountant. Mr. Walker is also a director of Briggs and Stratton Corporation, Universal Forest Products, Inc. and Gentex Corporation, and serves as an Operating Partner in Strategic Leadership with the private equity firm, Huron Capital. Mr. Walker’s education, board member experience, and business management and finance experience qualify him to continue serving as a member of the Board of Directors.

2020 Proxy Statement  9

NOMINEES FOR DIRECTOR (CONT.)

Director since 2007	ROBERT D. WELDING Former Non-Executive Chairman, Public Safety Equipment (Int’l) Limited

Mr. Welding, age 71, served as the Non-Executive Chairman of Public Safety Equipment (Int’l) Limited, a manufacturer of highway safety and enforcement products, from January 2009 until his retirement in May 2010. Prior to that, he was President, Chief Executive Officer, and a director of Federal Signal Corporation, a manufacturer of capital equipment, from November 2003 until his retirement in 2007. Prior to holding those positions, Mr. Welding was Executive Vice President of BorgWarner, Inc., a U.S. automotive parts supplier, and Group President of BorgWarner’s Driveline Group from November 2002 until November 2003, and was President of BorgWarner’s Transmission Systems Division from 1996 to November 2002. Mr. Welding graduated from the University of Nebraska with a B.S. in Mechanical Engineering, holds an MBA from the University of Michigan, and is a graduate of Harvard Business School’s Advanced Management Program. Mr. Welding’s education, board member experience, and business management experience in strategy development, operations leadership, continuous improvement, product development, technology, and corporate leadership qualify him to continue serving as a member of the Board of Directors.

Note: The beneficial ownership of the Directors and nominees in the Common Stock of the Company is shown in the table presented under the heading “Security Ownership of Management” in this proxy statement.
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AGENDA ITEM 2
RATIFICATION OF THE SELECTION OF THE COMPANY’S INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Ernst & Young LLP served as the independent registered public accounting firm of the Company in 2019 and has been retained by the Audit Committee to do so in 2020. In connection with the audit of the 2020 financial statements, the Company has engaged Ernst & Young LLP to perform audit services for the Company. The Board of Directors has directed that management submit the selection of the independent registered public accounting firm for ratification by the stockholders at the Annual Meeting.

Stockholder ratification of the selection of Ernst & Young LLP as the Company’s independent registered public accounting firm is not required by the Company’s Bylaws or otherwise. However, the Board of Directors is submitting the selection of Ernst & Young LLP to the stockholders for ratification. If the stockholders do not ratify the selection, the Audit Committee will reconsider whether or not to retain the firm. In such event, the Audit Committee may retain Ernst & Young LLP, notwithstanding the fact that the stockholders did not ratify the selection, or select another nationally recognized public accounting firm without resubmitting the matter to the stockholders. Even if the selection is ratified, the Audit Committee reserves the right in its discretion to select a different nationally recognized public accounting firm at any time during the year if it determines that such a change would be in the best interests of the Company and its stockholders.

The Board of Directors recommends that stockholders vote FOR the ratification of the selection of the Company’s independent registered public accounting firm.
2020 Proxy Statement  11

AGENDA ITEM 3
PROPOSAL TO APPROVE, ON A NON-BINDING ADVISORY BASIS, THE COMPANY’S NAMED EXECUTIVE OFFICER COMPENSATION

The Board of Directors is aware of the significant interest in executive compensation matters by investors and the general public. The Company is submitting this proposal, commonly known as a “say-on-pay” proposal, to stockholders. The Company is currently conducting say-on-pay votes every year and expects to hold the next say-on-pay vote in connection with its 2021 Annual Meeting of Stockholders. As required under the Dodd-Frank Wall Street Reform and Consumer Protection Act and Section 14A of the Securities Exchange Act of 1934, or the Exchange Act, we are asking you to cast a non-binding advisory vote to approve the Company’s named executive officer compensation through the consideration of the following resolution:

“RESOLVED, that the compensation paid to the Company’s named executive officers, as disclosed pursuant to the compensation disclosure rules of the Securities and Exchange Commission, including the Compensation Discussion and Analysis, compensation tables and narrative discussion, is hereby APPROVED.”

Our Compensation Committee has overseen the development and implementation of a compensation program that is discussed more fully in “Compensation Discussion and Analysis” and “Executive Compensation,” including the summary tables and narrative sections of this proxy statement.

The Company’s compensation program emphasizes a pay-for-performance philosophy. Performance-based annual cash incentive and cash and equity long-term incentive programs, collectively, are the majority of the targeted annual compensation for our named executive officers. These programs are designed to:

•	Drive the long-term financial and operational performance of the Company;
•	Deliver value to our stockholders;
•	Recognize and reward corporate, group and individual performance;
•	Provide a pay package that reflects our judgment of the value of each officer’s position in the marketplace and the Company; and
•	Attract and retain strong executive leadership.

In executing a philosophy which begins with creating long-term value to stockholders, the Compensation Committee has established a framework for executive compensation that promotes a culture of performance and accountability with due consideration to risk management, transparency, and the need to adjust to rapidly changing market conditions. The program is heavily weighted toward pay at risk, with limited executive perquisites and benefits and clear line of sight to the link between important Company strategic goals and the rewards for achieving those objectives.

To further promote alignment with the interests of stockholders and a culture of enduring performance and accountability, the Company's executives have stock ownership requirements and are bound by a clawback policy which allows for the recoupment of incentive payments in certain circumstances. The fully independent Compensation Committee believes that the executive compensation program is an essential factor in the Company's strengthening of its leadership team and competitive position in the marketplace, both of which lead to business continuity and long-term value creation.

Because your vote is advisory, it will not be binding upon the Company, the Compensation Committee, or the Board of Directors. However, we value stockholders’ opinions, and the Board expects to carefully consider the outcome of the advisory vote on named executive officer compensation.

The Board of Directors recommends that the stockholders vote FOR approval, on a non-binding advisory basis, of the compensation of the Company’s named executive officers for fiscal year 2019.
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COMPENSATION DISCUSSION AND ANALYSIS
This section describes Cooper Tire’s executive compensation philosophy, program design, components, and decision making process for the compensation of the named executive officers listed below.
Name[1]	Title
Bradley E. Hughes	President & Chief Executive Officer
Christopher J. Eperjesy	Senior Vice President & Chief Financial Officer
Stephen Zamansky	Senior Vice President, General Counsel & Secretary
John J. Bollman	(Former) Senior Vice President & Chief Human Resources Officer
1
Mr. Bollman joined the Company on March 21, 2017 and terminated his employment with the Company on December 2, 2019, and Mr. Zamansky has been overseeing the Company's human resources operations on an interim basis, in addition to his other responsibilities, since such date.

EXECUTIVE SUMMARY
COMPANY PERFORMANCE HIGHLIGHTS
Cooper Tire responded well to challenging conditions, delivering improved operating profit, operating profit margin and operating cash flows in 2019.
Operating profit was $174 million, or 6.3 percent of sales, with operating profit margin improving throughout the year from 4.3 percent in the first quarter to 8.5 percent in the fourth quarter. Additionally, operating cash flow improved by $33 million, which helped fund our strategic initiatives. All of this was achieved despite headwinds from net new tariffs and restructuring costs.
Over the past year, we have continued to make significant progress on our strategic plan initiatives:
•
Expanding our retail presence: A key initiative is to make Cooper Tire products available at a greater number of retail points where consumers want to shop for tires. In the U.S., we have added thousands of additional points of sale over the last 12 months, including added or expanded business with key national retailers and strong growth on e-commerce platforms.

•	Securing strategic Original Equipment (OE) fitments: We have been selectively pursuing strategic OE tire fitments, and have since announced multiple fitments with luxury auto brand Mercedes-Benz.
•
Expanding our Truck and Bus Radial (TBR) business: Another key strategy includes the expansion of our TBR tire business driven by the introduction of a Cooper TBR tire lineup to augment our Roadmaster brand. This Cooper Tire brand launched and immediately got off to a strong start in both the replacement and OE markets.

•
Accelerating the cadence of compelling new product launches: Cooper Tire has been working hard to increase the pace of new product introductions to assure that we continually have fresh, compelling new products hitting the market, especially in key segments. We’ve been delivering on this promise with new product launches such as the Discoverer AT3, Starfire Solarus, and Discoverer EnduraMax.

•
Building out a digital marketing capability and enhancing brand awareness: Cooper Tire has developed a digital marketing capability with a dedicated team focused on leveraging digital to drive our business. We have continued to invest in consumer brand awareness efforts and launched a new campaign including television, digital and print advertising featuring our new Uncle Cooper spokesperson.

•
Strengthening our global manufacturing footprint: Cooper has been evaluating and upgrading our global manufacturing footprint to have the right technology and capabilities, with the right production capacity in the right locations, while also enhancing the competitiveness of our cost structure. In 2019, we ceased light vehicle tire production at our high-cost Melksham, England plant and transitioned production of these tires to other, lower-cost facilities in our network. In Asia, we launched a joint venture TBR tire plant in Vietnam. Finally, in early 2020, in Latin America, we bought out our joint venture partner in Mexico to take full ownership to better leverage that low-cost facility.

2020 Proxy Statement  13

COMPENSATION HIGHLIGHTS
The Company's compensation program emphasizes a pay-for-performance philosophy. The performance-based annual cash incentive and long-term cash and equity incentive programs, collectively, are the majority of the targeted annual compensation for our named executive officers. These programs are designed to:
•	Drive the short and long-term financial and operational performance of the Company;
•	Deliver value to our stockholders;
•	Recognize and reward corporate, group and individual performance;
•	Provide a pay package that reflects our judgment of the value of each officer's position in the marketplace and the Company; and
•	Attract and retain strong executive leadership.
The table below reflects the 2019 compensation package (base salary, target annual incentive plan (“AIP”) award and target long-term incentive plan (“LTIP”) award for each named executive officer. We believe this table provides a simple and straightforward picture of 2019 compensation.
Name	Base Salary[1]	Target AIP Award[2]	Target LTIP Award[3]	Total Target Compensation Package
Bradley E. Hughes	$995,000	$1,194,000	$3,980,000	$6,169,000
Christopher J. Eperjesy	$500,000	$375,000	$950,000	$1,825,000
Stephen Zamansky	$480,000	$312,000	$792,000	$1,584,000
John J. Bollman	$425,000	$276,250	$616,250	$1,317,500
1	Salary in effect as of 12/31/2019 for all named executive officers with the exception of Mr. Bollman whose salary is reflected as of 12/2/2019, the date he left the Company.
2	AIP target percentage multiplied by the base salary in effect at the end of the year. The actual target award is based on salary actually earned during the year.
3
LTIP target percentage multiplied by the base salary in effect at the end of the year. The actual 2019-2021 grant is based on the LTIP target percentage multiplied by base salary at the time of the grant.

2019 Compensation	Description
AIP results were approved at 119.4% of target
Performance against pre-established operating profit and free cash flow targets resulted in a formulaic outcome relative to target levels. The Committee made adjustments for certain unique and non-recurring events as described below, resulting in payout levels at 119.4% of target.

The 2019 measurement period for the LTIP was approved at 87.7% of target
The Company delivered net income and return on invested capital results which resulted in a formulaic outcome relative to target levels. The Committee made adjustments for certain unique and non-recurring events as described below, resulting in notionally earned awards at 87.7% of target.

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COMPONENTS OF COMPENSATION
We believe that our executive compensation program, by element and in total, best achieves our objectives. The majority of each named executive officer's compensation opportunity is based on the achievement of important financial and strategic goals established at the beginning of the respective performance period. The primary elements of our executive compensation program, all key to the attraction, retention, and motivation of our named executive officers, are shown in the following table:
Element	Purpose	Nature of Component
Base Salary	To value the competencies, skills, experience, and performance of individual executives.	Cash. Not “at risk.” Based on responsibility, internal equity, experience and performance. Reviewed annually.
Annual Incentive Plan (AIP)	To motivate and reward executives based on achievement against pre-established financial goals.	Cash award. Performance-based and “at risk.” Amount earned will vary based on the extent to which annual goals are achieved.
Long-Term Incentive Plan (LTIP)	To motivate and reward the named executive officers for the achievement of long-term goals and creation of stockholder value.
A mix of equity and cash awards, and “at risk.” Award mix consists of restricted stock units (“RSUs”), performance-based stock units (“PSUs”), and performance-based cash (“Performance Cash”), each weighted approximately one-third of the total award.

Approximately 84% of the Chief Executive Officer’s (“CEO's”) target annual compensation and 70% of the other named executive officers' target annual compensation, on average, is at-risk and varies based on performance against incentive goals as well as the performance of Company stock.
Pay Mix: Chief Executive Officer

Pay Mix: “Other Named Executive Officer” Average

COMPENSATION BEST PRACTICES
The following table summarizes the current compensation best practices we have implemented, as well as those practices we avoid because we believe they do not serve the interests of our stockholders.
What we do:
✔	Pay for performance
✔	Generally provide named executive officers the same welfare and retirement benefits as full-time employees
✔	Have robust stock ownership guidelines for senior executives
✔	The Compensation Committee directly engages a fully independent compensation consultant
✔	Have a robust clawback policy
✔	Generally maintain double trigger requirement for change in control severance benefits
✔	Mitigate risk in plan design and annually review plans and practices
2020 Proxy Statement  15

What we don't do:
✘	Enter into employment agreements with the named executive officers
✘	Allow hedging or pledging of Cooper Tire & Rubber Company stock
✘	Provide dividend equivalents on performance awards that are not notionally earned
✘	Provide tax gross-ups upon a change in control
✘	Reprice or reload stock options
“SAY-ON-PAY” RESULTS
At last year's Annual Meeting, stockholders voted approximately 92% in favor of our “say-on-pay” proposal. The Compensation Committee considered the vote to be an endorsement of the Cooper Tire & Rubber Company's executive compensation program and did not make any changes to our executive compensation policies and practices that were specifically driven by the say-on-pay vote.

COMPONENTS OF THE COMPENSATION PROGRAM
Each named executive officer has a target total compensation opportunity comprised of both fixed (base salary) and variable (annual and long-term incentive) compensation. In addition, named executive officers are eligible for welfare and retirement benefits available to employees generally, and a limited amount of other benefits and perquisites. This section describes the different components of our compensation program for named executive officers and describes the process for how compensation decisions are made.
BASE SALARY
We provide market competitive base salaries to attract and retain outstanding talent and to provide a fixed component of pay for our named executive officers. Base salaries are reviewed annually and are determined with consideration to the role of the executive, the officer's experience, competitive market data regarding similar roles in similar organizations, internal equity, individual performance, budget, and other considerations. The Compensation Committee uses the median of market data as the general reference point for base salary decisions because it believes that the median is the best representation of competitive salaries in the market for similar roles and talent.
In considering base salaries for 2019, the Compensation Committee considered the officer's experience and current role, impact on the Company's results, the overall quality and manner in which the officer performs the role, the financial position of the Company and the value of retention, among other factors.
ANNUAL INCENTIVE PLAN AWARDS
With input from management and its independent executive compensation consultant, the Compensation Committee reviews and discusses annual corporate performance metrics and targets, and the appropriateness of these performance metrics and targets considering the following primary factors prior to approval:
•	Expected performance based upon the annual operating plan as approved by the Board;
•	The economic environment in which we expect to operate during the year, including risk factors;
•	The achievement of financial results expected to enhance stockholder value; and
•	The strategic goals and initiatives of the Company.
The Compensation Committee uses the median of general industry market data from Aon Hewitt's TCM Survey, and proxy data from the Peer Group for the CEO and CFO, as the general reference point for target annual cash incentive opportunities because it believes that the median is the best representation of competitive annual cash incentive levels in the market for similar roles and talent. With regard to setting individual annual cash incentive opportunity levels, the Compensation Committee has the discretion to adjust the target opportunity levels as it deems appropriate. Typical reasons for adjusting an individual officer's target annual cash incentive opportunity level above or below the market
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median include the experience and performance of the officer, internal equity, and the impact of the role upon the organization. At the highest level of achievement, the annual cash incentive opportunity for our named executive officers was 200% of the target opportunity in 2019. At a threshold level of performance, the incentive opportunity was 50% of the target in 2019, with no incentive earned if performance was below the threshold achievement level.
LONG-TERM INCENTIVE AWARDS
The Compensation Committee approves LTIP awards on an annual basis for the named executive officers and other senior executives of the Company. LTIP awards are granted under the Cooper Tire & Rubber Company 2014 Incentive Compensation Plan, which allows for a variety of forms of long-term incentives. For 2019, awards of RSUs, PSUs, and Performance Cash were granted, with each weighted approximately one-third of the total award. In determining the appropriate form or mix of long-term incentive awards, the Compensation Committee considers such factors as alignment with stockholder interests, the attraction and retention of executive talent, the affordability of certain awards, and other business objectives which may prescribe or suggest the form or mix of awards at a particular time in the business cycle. The size of long-term incentive grants was determined with reference to the competitive benchmarking described on page 19, the Cooper Tire stock price, as well as individual performance and potential, contributions, and other long-term considerations.
The grant date is typically the date of our February Compensation Committee meeting. For most new executives, the grant date may be as-of, or shortly after, the hiring date of the newly eligible executive. The methodology to determine the number of units to grant is to average the high and low trading price of our common stock, as quoted on the New York Stock Exchange, on the date of grant.
Key design features of our PSUs and Performance Cash grants include:
•	One-year measurement periods within a three-year performance period;
•	At the start of each year, specific financial metrics are set;
•	At the end of each year within a three-year performance period, PSUs and Performance Cash can be notionally earned based on the extent to which financial targets for the awards have been achieved;
•	Payout opportunities can range from 0% to 200% of the target award opportunity;
•	Notionally earned PSUs and Performance Cash, if any, vest and are payable at the end of the three-year cycle, with PSUs payable in shares of common stock and Performance Cash awards settled in cash;
•
Dividend equivalents, which are credited to notionally earned PSUs, are reinvested into additional stock units and paid at the end of the three-year cycle with the underlying and vested PSUs. PSUs that have not been notionally earned do not receive dividend equivalents; and

•	Since the overall performance period for each performance-based grant is three years, participants can have overlapping three-year award opportunities active at any time.
The financial metrics for the 2019 LTIP measurement period of the 2017-2019, 2018-2020, and 2019-2021 performance periods approved by the Compensation Committee at the beginning of 2019 were net income (80% weighting) and return on invested capital (20% weighting). The Compensation Committee selected these performance metrics because net income and return on invested capital are essential earnings and profitability measures related to the strategic and financial goals of the Company over each measurement period and the full three-year performance period. Metrics are typically established in February each year, allowing for incentive targets to be generally aligned with the annual operating plan and to account for anticipated factors which may impact final results.
The ultimate value of performance-based stock units is based on the Company's financial results and the stock price, which aligns with long-term stockholder value creation. The ultimate value of performance-based cash is based solely on performance against the financial metrics. In 2019, the potential payout on each of the financial metrics included a threshold, target, and maximum award level, with a range from 0% to 200% of target.
The size of restricted stock grants was determined with reference to the competitive benchmarking described on page 19, the Cooper Tire stock price, as well as individual performance, contributions and other long-term considerations.
2020 Proxy Statement  17

EXECUTIVE BENEFITS AND PERQUISITES
Retirement Benefits
In order to attract high caliber leadership and promote management continuity among our named executive officers, we provide the following retirement benefits:
•
401(k) Plan. The Company provides a 401(k) retirement savings plan for eligible employees, including the named executive officers. Under the Spectrum Retirement Savings Plan, in which the named executive officers participate, participants may choose to contribute up to the annual limit determined by the Internal Revenue Service (“IRS”). In 2019, the Company provided each participant with a stated matching contribution of 100% of the first 6% of pay contributed by the employee, up to the limits determined annually by the IRS.

•
Non-Qualified Supplementary Benefit Plan. The Non-Qualified Supplementary Benefit Plan is a non-elective deferred compensation plan. This plan is designed to make up for any qualified retirement plan benefits lost due to limits of the Internal Revenue Code (“Code”), and the named executive officers participate in the Non-Qualified Supplementary Benefit Plan only to the extent that full participation in our qualified plan is restricted by limits under the Code.

For the named executive officers who participate in the Company's long-term incentive plan, retirement eligibility is defined as the earlier of the date the executive becomes age 65, or the date on which the sum of the named executive officer's years of continuous employment with the Company and the named executive officer's age equals at least 70 years.
PERQUISITES AND OTHER COMPENSATION
We provide a limited annual allowance of $15,000 to cover the cost of financial planning, tax preparation, and an annual executive physical for our named executive officers. There was limited use of the Company plane for personal use in 2019, and we do not provide a tax gross-up on the imputed income associated with any personal use of the Company plane by an executive. It is the Company's policy to reimburse for and to gross up the imputed income associated with the travel costs of spouses who accompany the executives to participate in business-related activities. The value of the noted perquisites is detailed in the footnote to the “All Other Compensation” column of the Summary Compensation Table.
PROCESS FOR DETERMINING EXECUTIVE COMPENSATION
COMPENSATION COMMITTEE
The Compensation Committee is responsible for performing the duties of the Board related to the compensation of our named executive officers and other senior management. With input, as appropriate, from management and our outside executive compensation consultant, the Compensation Committee reviews and approves all elements of our executive compensation program.
COMPENSATION CONSULTANT
During the 2019 fiscal year, the Compensation Committee engaged Exequity LLP to serve as its executive compensation consultant. Exequity provides research, data analysis, survey information and design expertise in developing compensation programs for executives, and in 2019 utilized data from Aon plc, an outside compensation consultant, to provide competitive pay benchmarking data. In addition, Exequity keeps the Compensation Committee apprised of regulatory developments and market trends related to executive compensation practices. A representative of Exequity typically attends meetings of the Compensation Committee and is available to participate in executive sessions. The Compensation Committee has considered the independence-related factors enumerated by the NYSE and the SEC and has concluded that Exequity is independent. In addition, the Compensation Committee has concluded that the work of Exequity in 2019 did not raise any conflicts of interest.
ROLE OF MANAGEMENT
Management is responsible for making recommendations to the Compensation Committee regarding named executive officer compensation (except with respect to the CEO's compensation) and effectively implementing our executive compensation program, as approved and overseen by the Compensation Committee.
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BENCHMARKING
The Compensation Committee annually analyzes market benchmark data regarding base salary and annual and long-term incentive opportunities and periodically evaluates market benchmark data regarding other compensation elements. The Compensation Committee uses benchmarking data to assess market pay levels and program design. For each element of compensation and in the aggregate, the Committee targets compensation levels at the median of the range offered by comparable companies.
Peer Group for Pay Level Benchmarking - For named executive officer pay levels in 2019, we engaged Aon, plc to provide general industry data from their Total Compensation Measurement (TCM) Survey on 145 companies with revenues from $1.4 billion to $5.6 billion. The median revenue of these 145 companies was approximately $2.8 billion (by comparison, Cooper Tire's revenue for 2019 was about $2.75 billion). The company identities were not a material element in the analysis.
Peer Group for Program Design Benchmarking - As an additional benchmark of compensation data for the CEO and CFO positions, and for purposes of benchmarking executive compensation program design, the Compensation Committee periodically reviews a group of 18 companies (listed below) whose annual revenues range from approximately 50% to 250% of our revenues and who generally have similar characteristics to Cooper Tire with respect to capital-intensive manufacturing, producing and marketing a branded product, focusing on technology-driven products, and managing international operations. At the May 2018 Compensation Committee meeting, the Committee decided to remove Dana Incorporated and Dover Corporation due to their revenue size exceeding the revenue range and added Briggs & Stratton, LCI Industries, and the Toro Company because these companies generally met the criteria for inclusion. The median revenue for the following companies was approximately $2.9 billion.
American Axle & Manufacturing Holdings	LCI Industries
Briggs & Stratton Corp.	Leggett & Platt Incorporated
Cooper-Standard Holdings Inc.	Lennox International, Inc.
Crane Co.	Snap-on Incorporated
Flowserve Corporation	SPX Corp.
Gentex Corporation	Steelcase Inc.
Harley-Davidson, Inc.	The Timken Company
Harsco Corporation	The Toro Company
Kennametal Inc.	Tower International, Inc.[1]
1	Acquired on September 30, 2019
PAY FOR PERFORMANCE
BASE SALARY
The 2019 base salaries for the named executive officers were adjusted consistent with our compensation philosophy of targeting base salaries at the median of the competitive market, as well as the considerations described earlier. The 2019 adjustments and salaries for our named executive officers were:
	2019 Adjustment
Name	2018 Year End Base Salary	($)	(%)	2019 Year End Base Salary
Bradley E. Hughes	$966,400	$28,600	3.0%	$995,000
Christopher J. Eperjesy[1]	$500,000	$—	—%	$500,000
Stephen Zamansky	$465,000	$15,000	3.2%	$480,000
John J. Bollman[2]	$415,000	$10,000	2.4%	$425,000
1	Mr. Eperjesy joined the Company on December 10, 2018. No adjustment was made to his base salary in 2019.
2	Mr. Bollman terminated employment with the Company on December 2, 2019. This was his base salary at the time of such termination.
2020 Proxy Statement  19

2019 FINANCIAL RESULTS
At the time the Compensation Committee was setting 2019 targets for the AIP and LTIP, certain new tariffs on tires being imported into the U.S. from China were being implemented or contemplated. In particular, on February 15, 2019, the same day these targets were set, anti-dumping and countervailing duties totaling 42.16 percent were imposed on the Company's truck and bus radial (“TBR”) tire imports into the U.S. from China. In addition, effective September 24, 2018, the Company was subject to a 10 percent tariff on passenger, light truck and TBR tires, raw materials and tire-manufacturing equipment imported into the U.S. from China pursuant to Section 301 of the Trade Act of 1974. The impact of these 10 percent tariffs were included in the Company's plans and the incentive targets. However, it was expected that these tariffs might increase, decrease or be eliminated due to trade negotiations between the U.S. and China. The tariff rate was increased from 10 percent to 25 percent on May 10, 2019.
Given the uncertainty and changing nature of these specific tariffs at the time the 2019 targets were being set, their large potential impact on the Company and its 2019 results, the limited ability to adapt to them in the very short time after their implementation, and the difficulty in quickly adjusting the Company’s plans and incentive targets for them, the Compensation Committee determined at the time it set the 2019 targets to not reflect the impact of these new and increased tariffs in the performance targets, but to instead adjust 2019 performance results for the impact of these tariffs, as well as any pricing actions that the Company implemented to offset their effects. In accordance with this decision made at the time the targets were set, the Compensation Committee excluded the impact of these tariffs, as well as tire pricing actions to offset their impact, from the 2019 performance results for the purpose of calculating incentive award payouts.
In addition, on December 17, 2018, U.S. Customs and Border Protection published a final rule announcing regulatory changes to duty drawback that are part of the Trade Facilitation and Trade Enforcement Act of 2015. The enactment of the Modernized Drawback Final Rule included several changes, including changes allowing the Company to obtain the refund of certain duties it had previously paid. Under the rule, recovery of duties is allowable for up to five years subsequent to the incurrence of the duty. For the Company, the change in regulations allowed for a greater population of tire exports from the U.S. to be utilized to offset duties on tires imported into the U.S. However, because duty drawback claims require detailed matching of import and export activity as part of the filings, the amount of the potential duty drawback opportunity was not known at the time the 2019 performance targets were set. The Company was able to recognize $20,091 of such recovered duties in the fourth quarter of 2019. Since these duty drawbacks were an offset of the Company's increased duty costs on tires imported to the U.S. from China, the Compensation Committee determined to exclude these duty drawbacks from the 2019 performance results for the purpose of calculating incentive award payouts.
In total, the net impact of the new anti-dumping and countervailing duties on TBR tires and increased Section 301 tariffs enacted/increased in 2019, net of tariff-related price increases and duty drawback recoveries, reduced operating profit by $18,401 ($13,083 net of tax). The net impact of these tariff items has been excluded from the Company's performance results, as defined below.
In addition, subsequent to the setting of targets for 2019, the Compensation Committee determined to exclude the impact of a non-cash pension settlement charge from the 2019 performance results for the purpose of calculating incentive award payouts, as such charge was deemed non-representative of the continuing operations of the Company. In 2019, the Company decided to cease light vehicle tire production at its U.K. plant, resulting in the elimination of approximately 300 roles. This decision did not directly impact the U.K. pension plan. However, due to the volume of departures from the U.K. operations, the U.K. pension plan had a higher than normal volume of lump-sum distributions in 2019. Due to the amount of lump-sum distributions out of the U.K. pension plan, in accordance with U.S. GAAP, the Company was required to recognize a non-cash settlement charge of $4,262 (before and after-tax) as a component of other pension and post-retirement benefit expense. The impact of the U.K. pension settlement charge has been excluded from the Company's LTIP performance results, as defined below.
2019 AIP PERFORMANCE
The performance metrics under the 2019 AIP for the named executive officers were weighted 65% corporate operating profit and 35% corporate free cash flow. These metrics were selected because profitability and cash flow generated from ongoing operations are key indicators of business performance in a capital intensive business. The table below summarizes the threshold, target, and maximum goals as compared to results:
Performance Metric	Threshold	Target	Maximum	Performance Result	Payout
Corporate Operating Profit	$155,000,000	$228,000,000	$300,000,000	$192,856,000	75.9%
Corporate Free Cash Flow	($35,000,000)	$15,000,000	$65,000,000	$80,005,000	200%
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The following is the calculation of corporate operating profit for 2019 AIP purposes:
Operating Profit, as reported	$174,455,000
Plus: Excluded Net Tariff Expense	18,401,000
Corporate Operating Profit	$192,856,000
Corporate free cash flow is defined as cash provided by continuing operations plus proceeds from the sale of assets, less capital expenditures and dividends, from the Company's financial statements.
The following is the calculation of corporate free cash flow for 2019 for AIP purposes:
Cash Provided by Continuing Operations	$290,593,000
Plus: Proceeds from Sale of Assets	119,000
Plus: Excluded Net Tariff Expense, net of tax	13,083,000
Less: Capital Expenditures	(202,722,000)
Less: Dividends	(21,068,000)
Corporate Free Cash Flow	$80,005,000
Presented below are the actual incentive award payouts for the named executive officers in 2019 based upon eligible earnings for the period of January 1, 2019 through December 31, 2019, the target AIP percentage levels for the same period, and a weighted AIP achievement level of 119.4%.
	Weighted Target AIP			Resulting Award
Name	Eligible Earnings	(%)	($)
Bradley E. Hughes	$987,556	120%	$1,185,067	$1,414,970
Christopher J. Eperjesy	$500,000	75%	$375,000	$447,750
Stephen Zamansky	$476,096	65%	$309,462	$369,498
John J. Bollman[1]	$388,630	65%	$252,610	$0
1	Mr. Bollman terminated his employment with the Company on December 2, 2019. He did not receive a 2019 AIP award.
LTIP PERFORMANCE
The performance metrics for the 2019 measurement period of the 2017-2019, 2018-2020, and 2019-2021 performance periods approved by the Compensation Committee at the beginning of 2019 were Net Income (80% weighting) and Return on Invested Capital (20% weighting). The following table summarizes the threshold, target, and maximum performance goals for the 2019 measurement period as compared to the performance results:
Performance Metric	Threshold	Target	Maximum	Performance Result	Payout
Net Income	$60,000,000	$117,000,000	$175,000,000	$113,749,000	97.1%
Return on Invested Capital	11.0%	15.0%	18.0%	11.0%	50.0%
The following is the calculation of Net Income for 2019 LTIP purposes:
Net Income, as reported	$96,404,000
Plus: Excluded Net Tariff Expense, net of tax	13,083,000
Plus: UK Pension Settlement Charge, net of tax	4,262,000
Net Income	$113,749,000
Return on invested capital is calculated by dividing after tax operating profit from the Company's financial statements by the Company's total invested capital. Invested capital is the average of ending debt and equity for the last five quarters.
2020 Proxy Statement  21

The following is the calculation of return on invested capital for 2019 LTIP purposes:
Numerator:
Operating Profit, as reported	$174,455,000
Plus: Excluded Net Tariff Expense	18,401,000
Operating Profit	$192,856,000

Income before Income Taxes, as reported	$109,672,000
Plus: UK Pension Settlement Charge	4,262,000
Income before Income Taxes	$113,934,000

Income Tax Provision, as reported	$11,355,000
Income before Income Taxes	$113,934,000
Effective Income Tax Rate	10.0%

Income Tax Expense on Operating Profit	$19,220,600
Total	$173,635,400
Denominator:
Average of Debt and Equity	$1,582,749,000
Return on Invested Capital	11.0%
Performance-Based Stock Units
For the 2019-2021 performance period, the Compensation Committee granted individual target award opportunities for PSUs, a portion of which could be notionally earned in 2019.
Presented below are the target numbers of PSUs for the 2019 measurement period of the 2017-2019, 2018-2020, and 2019-2021 performance periods.
	Target PSU Award
Name	2017-2019 Long-Term Incentive Performance Period	2018-2020 Long-Term Incentive Performance Period	2019-2021 Long-Term Incentive Performance Period
Mr. Hughes	9,830	11,095	12,910
Mr. Eperjesy	—	—	3,173
Mr. Zamansky	1,959	2,206	2,563
Mr. Bollman	1,055	1,720	2,010
Performance-Based Cash Units
For the 2019-2021 performance period, the Compensation Committee also granted individual target award opportunities for Performance Cash, a portion of which could be notionally earned in 2019.
Presented below are the target Performance Cash awards for the 2019 measurement period of the 2017-2019, 2018-2020, and 2019-2021 performance periods:
	Target Performance Cash Award
Name	2017-2019 Long-Term Incentive Performance Period	2018-2020 Long-Term Incentive Performance Period	2019-2021 Long-Term Incentive Performance Period
Mr. Hughes	$375,000	$401,363	$429,511
Mr. Eperjesy	—	—	$105,556
Mr. Zamansky	$74,719	$79,796	$85,250
Mr. Bollman	$45,302	$62,223	$66,861
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Amounts Notionally Earned for the 2019 Measurement Period
In 2019, there was an opportunity to notionally earn PSUs and Performance Cash granted under the 2017-2019, 2018-2020, and 2019-2021 performance periods. Presented below are the PSUs and the Performance Cash notionally earned for the 2019 measurement period based on the weighted performance results for 2019 of 87.7 percent.
	2019 Measurement Period
	2017-2019 Performance Period		2018-2020 Performance Period		2019-2021 Performance Period
Name	PSUs	Performance Cash	PSUs	Performance Cash	PSUs	Performance Cash
Mr. Hughes	8,621	$328,875	9,731	$351,996	11,323	$376,682
Mr. Eperjesy	—	—	—	—	2,783	$92,573
Mr. Zamansky	1,719	$65,529	1,935	$69,982	2,248	$74,765
Mr. Bollman	—	—	—	—	—	—
Amounts Earned for the 2017-2019 Performance Period
The table below summarizes the awards which were notionally earned in 2017, 2018, and 2019 for the now completed 2017-2019 performance period. These awards were paid in shares of common stock and cash in early 2020.
2017-2019 Performance Period
	2017 Measurement Period		2018 Measurement Period		2019 Measurement Period		2017-2019 Total Earned
	0.0% Achievement		43.7% Achievement		87.7% Achievement
Name	PSUs	Perf. Cash	PSUs	Perf. Cash	PSUs	Perf. Cash	PSUs	Perf. Cash
Mr. Hughes	—	—	4,296	$163,875	8,621	$328,875	12,917	$492,750
Mr. Eperjesy	—	—	—	—	—	—	—	—
Mr. Zamansky	—	—	857	$32,653	1,719	$65,529	2,576	$98,182
Mr. Bollman	—	—	—	—	—	—	—	—
In accordance with the regulations established by the Securities and Exchange Commission for the 2019 Summary Compensation Table, the “Stock Awards” column for 2019 shows only the PSU awards granted in 2019. The “Non-Equity Incentive Plan Compensation” column for 2019 shows the cash amounts notionally earned in 2017, 2018 and 2019 for the now completed 2017-2019 performance period because these cash amounts became nonforfeitable and were fully earned after the end of 2019. Likewise, in the Grants of Plan-Based Awards Table, the Estimated Future Payouts Under Non-Equity Incentive Plan Awards column shows the performance cash earning opportunities for each performance period.
Restricted Stock Units
The RSUs granted in 2019 generally vest in equal annual installments of one-third per year beginning one year after the date of grant and are presented in the Grants of Plan-Based Awards Table.
2020 Proxy Statement  23

COMPENSATION POLICIES AND PRACTICES
STOCK OWNERSHIP AND RETENTION GUIDELINES
We believe that our named executive officers, whose business decisions impact our operations and results, should obtain and maintain a reasonable equity ownership in the Company. Toward that end, the Compensation Committee has established stock ownership guidelines for our named executive officers as outlined below for the named executive officers who were still serving as of December 31, 2019:
Name	Ownership Guideline	Target Achievement Date
Bradley E. Hughes	5x base salary	September 1, 2021
Christopher J. Eperjesy	3x base salary	December 10, 2023
Stephen Zamansky	3x base salary	April 4, 2016
If any of our named executive officers do not satisfy the stock ownership guidelines in a timely manner, the Compensation Committee may take action, including: requiring that 50% of an executive's annual cash incentive be paid in stock; requiring that the executive retain 50% of the net after-tax shares following the exercise of any stock options or upon the vesting of other equity awards; requiring that 50% of the executive's long-term incentive awards be paid in stock; or reducing the executive's long-term incentive grants. All continuing named executive officers have met or on track to meet their respective ownership requirements as of February 28, 2020.
CLAWBACK POLICY
Effective December 2, 2019, our Board has adopted an updated policy that permits us to recoup the incentive compensation paid to our executives and other employees in certain circumstances. Under this policy, if the Company is required to prepare an accounting restatement due to material noncompliance with any financial reporting requirement under U.S. federal securities laws, the Board may reasonably, and in good faith, determine that any covered individual who received incentive-based compensation is subject to reasonable efforts to recover all excessive incentive-based compensation. The Board may also direct the Company and its subsidiaries to use prompt and reasonable efforts to equitably adjust the amount of unpaid but notionally earned performance-based stock units or other performance-based awards (plus any amount attributable to such awards). In addition, if a covered individual has been found to have engaged in detrimental activity, the Board may direct the Company to reduce, cancel, or recover any incentive-based compensation. This policy applies broadly to employees who participate in the annual or short-term cash incentive compensation programs, as well as employees who may have been granted equity, equity-based or long-term incentive cash awards and allows for recovery for up to three fiscal years prior to the year in which the Board determines a triggering event has occurred. Recovery under the Clawback Policy is in addition to any recoupment required or permitted by law, including The Sarbanes-Oxley Act of 2002 and common law, or by contract.
RISK MITIGATION IN PLAN DESIGN
The Compensation Committee periodically reviews the incentive plan policies and practices that apply to all of our non-represented employees to determine whether such policies and practices are reasonably likely to have a material adverse effect on the Company. As part of this process, for 2019, the Compensation Committee, with the assistance of management and the human resources department, conducted a formal assessment of these compensation plans and practices. After conducting this assessment, both management and the Compensation Committee have determined that none of our compensation policies and practices create any risks that are reasonably likely to have a material adverse effect on the Company.
HEDGING AND PLEDGING COMPANY SECURITIES
In order to align the interests of the Company's officers and Directors with those of its stockholders and to address the potential appearance of improper or inappropriate conduct, the Board has adopted a policy with respect to hedging and pledging of Common Stock or other equity securities of the Company (“Company Securities”). This anti-hedging policy prohibits Company officers and Directors, including certain family members of such persons, from hedging Company Securities, including short-selling, options, puts, calls, collars and exchange funds, as well as derivatives such as swaps, forwards and futures, or pledging or otherwise encumbering Company Securities as collateral for indebtedness. Persons subject to this policy will be afforded a reasonable opportunity to unwind or otherwise terminate any prohibited hedging transactions or arrangements existing as of the time such person becomes subject to the policy.
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EMPLOYMENT AGREEMENTS AND CHANGE IN CONTROL PAYMENTS
The Company has no employment agreements with any of the named executive officers.
As a tool to facilitate attraction and retention of key executive talent, the Company has a change in control plan that covers each of the named executive officers. Under this plan, benefits are received only in the event that an actual change in control and a qualifying termination occurs, or a qualifying termination occurs during a time when the Company is party to a definitive agreement, the consummation of which would result in a change in control, and thus such benefits are not considered part of annual compensation. We believe that a change in control plan maintains productivity, facilitates a long-term commitment to the organization, and encourages retention if, and when, we are confronted with the potential disruptive impact of a change in control of the Company.
EFFECT OF TAX AND ACCOUNTING CONSIDERATIONS ON COMPENSATION DESIGN
When designing our executive compensation programs, we consider the accounting and tax impacts of our decisions. In so doing, we intend to strike a balance between designing appropriate and competitive compensation programs for our executives, maximizing the tax deductibility of such compensation, and, to the extent reasonably possible, avoiding adverse accounting effects. The Compensation Committee believes that potential tax deductions should not be permitted to compromise our ability to design and maintain executive compensation arrangements that will attract, retain, and appropriately motivate the executive talent needed for the Company to compete successfully. Accordingly, achieving the desired flexibility in the design and delivery of compensation may result in compensation that in certain cases is not deductible for federal income tax purposes.
In 2014, the Compensation Committee implemented a bonus pool approach to potentially preserve the ability to deduct compensation paid under the incentive plans, as previously described, under Code Section 162(m). The bonus pool approach establishes a maximum dollar amount and maximum number of share units that can be paid to the Chief Executive Officer and certain other named executive officers and excludes certain merger, acquisition, divestiture, or similar expenses. The bonus pool formula for aggregate performance cash awarded under the 2017-2019 long-term incentive plan was based on the greater of 1.5% of cumulative operating profit for 2017, 2018, and 2019 or 2% of cumulative net cash provided by operating activities for 2017, 2018, and 2019; and the bonus pool for aggregate performance-based stock units awarded under the 2017-2019 long-term incentive plan was based upon 3% of cumulative operating profit for 2017, 2018, and 2019 or 4% of cumulative net cash provided by operating activities for 2017, 2018, and 2019, the greater of which is divided by the fair market value of the stock on the last day of the performance period. Within the limits of the respective bonus pools, the Compensation Committee determined the amounts paid under the incentive plans. The Code Section 162(m) exception for “performance-based compensation” has been repealed, effective for taxable years beginning after December 31, 2017, unless certain transition relief for certain compensation arrangements in place as of November 2, 2017 is available.
Additional tax considerations are factored into the design of our compensation programs, including compliance with the requirements of Section 409A of the Code, which may impose additional taxes on participants in certain arrangements involving deferred compensation, and Sections 280G and 4999 of the Code, which affect the deductibility of, and impose certain additional excise taxes on, certain payments that are made upon or in connection with a change of control.
2020 Proxy Statement  25

COMPENSATION COMMITTEE REPORT
The following report has been submitted by the Compensation Committee of the Board of Directors:
The Compensation Committee of the Board of Directors has reviewed and discussed the Company’s Compensation Discussion and Analysis with management. Based on this review and discussion, the Compensation Committee recommended to the Board of Directors that the Compensation Discussion and Analysis be both included in the Company’s definitive proxy statement on Schedule 14A for its 2020 Annual Meeting and incorporated by reference into the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2019, each as filed with the Securities and Exchange Commission.
The foregoing report was submitted by the Compensation Committee of the Board and shall not be deemed to be “soliciting material” or to be “filed” with the Securities and Exchange Commission or subject to Regulation 14A promulgated by the Securities Exchange Commission or Section 18 of the Exchange Act.
Respectfully submitted,
Robert D. Welding, Chairman
Steven M. Chapman
Susan F. Davis
Brian C. Walker
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EXECUTIVE COMPENSATION
The following tables and narratives provide descriptions of the cash compensation paid by the Company, as well as certain other compensation awarded, paid or accrued, to our 2019 named executive officers.
Mr. Zamansky and Mr. Bollman were our most highly compensated (and only) executive officers other than Mr. Hughes and Mr. Eperjesy. Each of the named executive officers was employed by the Company as of December 31, 2019, with the exception of Mr. Bollman who terminated on December 2, 2019.
SUMMARY COMPENSATION TABLE
The following table shows compensation information for 2017, 2018, and 2019, as applicable, for our named executive officers.
Name and Principal Position(1)	Year	Salary	Bonus	Stock Awards(2)	Option Awards	Non-Equity Incentive Plan Compensation(3)	Change in Pension Value and Nonqualified Deferred Compensation Earnings	All Other Compensation(4)	Total
Bradley E. Hughes President & Chief Executive Officer	2019	$987,556	$—	$2,414,238	$—	$1,907,720	$—	$147,191	$5,456,705
	2018	$958,479	$—	$2,084,621	$—	$1,352,760	$—	$68,081	$4,463,941
	2017	$927,791	$—	$1,748,491	$—	$412,422	$—	$173,797	$3,262,501
Christopher J. Eperjesy Senior Vice President & Chief Financial Officer	2019	$500,000	$—	$881,638	$—	$447,750	$—	$14,322	$1,843,710
	2018	$30,137	$175,000	$459,375	$—	$21,450	$—	$—	$685,962
	2017	$—	$—	$—	$—	$—	$—	$—	$—
Stephen Zamansky Senior Vice President, General Counsel & Secretary	2019	$476,096	$—	$479,654	$—	$467,680	$—	$46,614	$1,470,044
	2018	$460,752	$—	$459,169	$—	$429,951	$—	$29,180	$1,379,052
	2017	$444,723	$—	$442,159	$—	$245,633	$—	$69,689	$1,202,204
John J. Bollman (Former) Senior Vice President & Chief Human Resources Officer	2019	$388,630	$—	$359,815	$—	$59,527	$—	$24,249	$832,221
	2018	$411,055	$—	$287,049	$—	$253,559	$—	$29,016	$980,679
	2017	$306,300	$50,000	$681,200	$—	$—	$—	$35,345	$1,072,845
(1)
Mr. Eperjesy joined the Company on December 10, 2018. Mr. Bollman joined the Company on March 21, 2017 and terminated his employment with the Company on December 2, 2019, and Mr. Zamansky has been overseeing the Company's human resources operations on an interim basis, in addition to his other responsibilities, since such date.

(2)
Except as otherwise noted below, the amounts shown do not reflect compensation actually received by the named executive officer. The amounts shown in this column for 2019 are the aggregate grant date fair values computed in accordance with Financial Accounting Standards Board Accounting Standards Codification (“FASB ASC”) Topic 718. The assumptions made in the valuation are discussed in Note 14 to our Consolidated Financial Statements in our Annual Report on Form 10-K for the twelve months ended December 31, 2019. At maximum performance levels under the 2019 measurement period of the 2017-2019 PSUs, the grant date value for each of the named executive officers was as follows: Mr. Hughes, $654,088; Mr. Eperjesy, $0; Mr. Zamansky, $130,352; and Mr. Bollman, $70,200. At maximum performance levels under the 2019 measurement period of the 2018-2020 PSUs, the grant date value for each of the named executive officers was as follows: Mr. Hughes, $738,261; Mr. Eperjesy, $0; Mr. Zamansky, $146,787; and Mr. Bollman, $114,449. At maximum performance levels under the 2019 measurement period of the 2019-2021 PSUs, the grant date value for each of the named executive officers was as follows: Mr. Hughes, $859,031; Mr. Eperjesy, $211,131; Mr. Zamansky, $170,542; and Mr. Bollman, $133,745.

(3)
The amounts shown in this column for 2019 represent payouts in cash for performance under our annual cash incentive program and the performance-based cash notionally earned for the 2017, 2018 and 2019 measurement periods of the 2017-2019 Long-Term Incentive Plan. This reporting reflects the fact that notionally earned amounts are not actually earned by the named executive officers until the completion of the full three-year performance period. As discussed under “Compensation Discussion and Analysis” above, these amounts were based on achievement of certain financial goals.

(4)
The amounts shown in this column for 2019 represent other compensation and perquisites, including Company contributions to qualified and non-qualified defined contribution plans, and the incremental cost of executive physicals, expense allowances, financial planning services, personal use of Company aircraft and spouse and dependent travel. The Company contributions to the non-qualified plan include contributions made in 2020 for the 2019 plan year. Personal use of the Company plane is limited and charged based upon Cooper Tire’s operating costs.

2020 Proxy Statement  27

Amounts received by each named executive officer for 2019 are identified and quantified in the table below:
Name	Company Contributions To Qualified Defined Contribution Plan	Company Contributions To Non- Qualified Defined Contribution Plan	Personal Spouse, and Dependent Travel	Tax Gross- Up Related to Travel Costs	Financial Planning Services	Executive Physical	Total
Bradley E. Hughes	$16,800	$106,783	$7,099	$5,544	$10,015	$950	$147,191
Christopher J. Eperjesy	$12,522	$—	$—	$—	$1,800	$—	$14,322
Stephen Zamansky	$16,800	$28,239	$—	$—	$1,575	$—	$46,614
John J. Bollman	$16,800	$—	$—	$—	$6,300	$1,149	$24,249
GRANTS OF PLAN-BASED AWARDS TABLE
The following table shows all plan-based awards granted to our named executive officers during 2019. The unvested portion of the stock awards identified in this table are also reported in the “Outstanding Equity Awards at Fiscal Year-End Table” on page 30. All awards were granted under our 2014 Incentive Compensation Plan.
			Estimated Future Payouts Under Non-Equity Incentive Plan Awards			Estimated Future Payouts Under Equity Incentive Plan Awards
Name	Type(1)	Grant Date	$ Threshold ($)(2)	$ Target ($)(3)	$ Maximum ($)(4)	# Threshold (#)(5)	# Target (#)(6)	# Maximum (#)(7)	All Other Stock Awards: Number of Shares of Stock or Units (#)	Grant Date Fair Value of Stock and Option Awards ($)(8)
Bradley E. Hughes	AIP	$592,534	$1,185,067	$2,370,134	—	—	—	—	$—
	PSU1	2/14/2019	$—	$—	$—	4,915	9,830	19,660	—	$327,044
	PSU2	2/14/2019	$—	$—	$—	5,548	11,095	22,190	—	$369,131
	PSU3	2/14/2019	$—	$—	$—	6,455	12,910	25,820	—	$429,516
	Cash1	2/14/2019	$187,500	$375,000	$750,000	—	—	—	—	$—
	Cash2	2/14/2019	$200,682	$401,363	$802,726	—	—	—	—	$—
	Cash3	2/14/2019	$214,756	$429,511	$859,022	—	—	—	—	$—
	RSU	2/14/2019	$—	$—	$—	—	—	—	38,730	$1,288,547
Christopher J. Eperjesy	AIP	2/14/2019	$187,500	$375,000	$750,000	—	—	—	—	$—
	PSU1	2/14/2019	$—	$—	$—	—	—	—	—	$—
	PSU2	2/14/2019	$—	$—	$—	—	—	—	—	$—
	PSU3	2/14/2019	$—	$—	$—	1,587	3,173	6,346	—	$105,566
	Cash1	2/14/2019	$—	$—	$—	—	—	—	—	$—
	Cash2	2/14/2019	$—	$—	$—	—	—	—	—	$—
	Cash3	2/14/2019	$52,778	$105,556	$211,112	—	—	—	—	$—
	RSU	2/14/2019	$—	$—	$—	—	—	—	9,519	$316,697
Stephen Zamansky	AIP	2/14/2019	$154,731	$309,462	$618,924	—	—	—	—	$—
	PSU1	2/14/2019	$—	$—	$—	980	1,959	3,918	—	$65,176
	PSU2	2/14/2019	$—	$—	$—	1,103	2,206	4,412	—	$73,394
	PSU3	2/14/2019	$—	$—	$—	1,282	2,563	5,126	—	$85,271
	Cash1	2/14/2019	$37,360	$74,719	$149,438	—	—	—	—	$—
	Cash2	2/14/2019	$39,898	$79,796	$159,592	—	—	—	—	$—
	Cash3	2/14/2019	$42,625	$85,250	$170,500	—	—	—	—	$—
	RSU	2/14/2019	$—	$—	$—	—	—	—	7,689	$255,813
John J. Bollman	AIP	2/14/2019	$126,305	$252,610	$505,220	—	—	—	—	$—
	PSU1	2/14/2019	$—	$—	$—	528	1,055	2,110	—	$35,100
	PSU2	2/14/2019	$—	$—	$—	860	1,720	3,440	—	$57,224
	PSU3	2/14/2019	$—	$—	$—	1,005	2,010	4,020	—	$66,873
	Cash1	2/14/2019	$22,651	$45,302	$90,604	—	—	—	—	$—
	Cash2	2/14/2019	$31,112	$62,223	$124,446	—	—	—	—	$—
	Cash3	2/14/2019	$33,431	$66,861	$133,722	—	—	—	—	$—
	RSU	2/14/2019	$—	$—	$—	—	—	—	6,030	$200,618
28  www.coopertire.com

(1)
AIP = Annual Incentive Plan; PSU1 = Performance-based stock units granted in the 2019 measurement period of the 2017-2019 Long-Term Incentive Plan; PSU2 = Performance-based stock units granted in the 2019 measurement period of the 2018-2020 Long-Term Incentive Plan; PSU3 = Performance-based stock units granted in the 2019 measurement period of the 2019-2021 Long-Term Incentive Plan; Cash1 = Performance-based cash granted in the 2019 measurement period of the 2017-2019 Long-Term Incentive Plan; Cash2 = Performance-based cash granted in the 2019 measurement period of the 2018-2020 Long Term Incentive Plan; Cash3 = Performance-based cash granted in the 2019 measurement period of the 2019-2021 Long Term Incentive Plan; RSU = Restricted Stock Units.

(2)
The amounts shown with respect to AIP represent the threshold opportunity for each performance metrics. The threshold payout is based on corporate operating profit of $155,000,000 and achievement of corporate free cash flow of $(35,000,000). The amounts shown with respect to Cash1, Cash2, and Cash3 represent the threshold amount of performance-based cash that the executive would notionally earn for 2019 performance under the 2017-2019, 2018-2020, and 2019-2021 measurement periods of our Long-Term Incentive Plan, if the 2019 performance is $60,000,000 for corporate net income and return on invested capital of 11 percent. If the 2019 performance is below the applicable threshold levels, our executives would not receive any payout of the performance-based cash awarded to them.

(3)
The amounts shown with respect to AIP represent the target opportunity if both of the performance metrics are met. The target payout is based on corporate operating profit of $228,000,000 and achievement of corporate free cash flow of $15,000,000. The amounts shown with respect to Cash1, Cash2, and Cash3 represent the amount of performance-based cash that the executive would notionally earn for 2019 performance under the 2017-2019, 2018-2020, and 2019-2021 measurement periods of our Long-Term Incentive Plan, if the 2019 performance is $117,000,000 for corporate net income and a return on invested capital of 15 percent of target (the payout is 100 percent of the executives’ targeted payout amounts).

(4)
The amounts shown with respect to AIP represent the maximum opportunity if both of the maximum-level performance metrics are met. The maximum payout amounts are capped at 200 percent of the executives’ targeted payout amounts. Maximum payout is earned on performance equal to or exceeding $300,000,000 for the corporate operating profit and achieving or exceeding corporate free cash flow of $65,000,000. The amounts shown with respect to Cash1, Cash2, and Cash3 represent the maximum amount of performance-based cash that the executive would notionally earn for 2019 performance under the 2017-2019, 2018-2020, and 2019-2021 measurement periods of our Long-Term Incentive Plan. The payout amounts are capped at 200 percent of the executives’ targeted payout amounts. Maximum payout is earned on performance equal to or exceeding $175,000,000 for corporate net income and a return on invested capital of or exceeding 18 percent.

(5)
The amounts shown represent the threshold number of performance-based stock units that the executive would notionally earn for 2019 performance under the 2017-2019, 2018-2020, and 2019-2021 measurement periods of our Long-Term Incentive Plan, if the 2019 performance is $60,000,000 for corporate net income and a return on invested capital of 11 percent (in each case, the payout would have been 50 percent of the executives’ targeted payout amounts). If the 2019 performance is below the applicable targets, our executives would not receive any payout of the performance-based stock units awarded to them.

(6)
The amounts shown represent the target number of performance-based stock units that the executive would notionally earn for 2019 performance under the 2017-2019, 2018-2020, and 2019-2021 measurement periods of our Long-Term Incentive Plan, if the 2019 performance is $117,000,000 for corporate net income and a return on invested capital of 15 percent (the payout is 100 percent of the executives’ targeted payout amounts).

(7)
The amounts shown represent the maximum number of performance-based stock units that the executive would notionally earn for 2019 performance under the 2017-2019, 2018-2020, and 2019-2021 measurement periods of our Long-Term Incentive Plan. Maximum payout is earned on performance equal to or exceeding $175,000,000 of corporate net income and a return on invested capital of or exceeding 18 percent. The maximum payout amounts are capped at 200 percent of the executives’ targeted payout amounts.

(8)
The amounts shown represent the grant date fair value as of the grant date of stock awards determined pursuant to FASB ASC Topic 718. The assumptions made in the valuation are discussed in Note 14 to our Consolidated Financial Statements in our Annual Report on Form 10-K for the twelve months ended December 31, 2019.

For more information about the compensation arrangements in which our named executive officers participate, see “Compensation Discussion and Analysis” beginning on page 13.
2020 Proxy Statement  29

OUTSTANDING EQUITY AWARDS AT FISCAL YEAR-END TABLE
The following table shows all outstanding equity awards (stock options, performance-based stock units that have not been earned, and unvested restricted stock units) held by our named executive officers at the end of 2019.
	Option Awards					Stock Awards
Name	Number of Securities Underlying Unexercised Options (#) Exercisable (1)	Number of Securities Underlying Unexercised Options (#) Unexercisable (1)	Option Exercise Price ($)	Grant Date	Option Expiration Date	Number of Shares or Units of Stock That Have Not Vested (#)(2)	Market Value of Shares or Units of Stock That Have Not Vested ($)(3)	Equity Incentive Plan Awards: Number of Unearned Shares, Units or Other Rights That Have Not Vested (#)(4)	Equity Incentive Plan Awards: Market or Payout Value of Unearned Shares, Units or Other Rights That Have Not Vested ($)(3)(4)
Bradley E. Hughes	26,760	—	$25.425	2/21/2013	2/20/2023	—	—	—	—
	32,475	—	$23.96	2/20/2014	2/19/2024	—	—	—	—
						98,344	$2,827,391	36,915	$1,061,307
	59,235	—
Christopher J. Eperjesy						27,712	$796,721	6,346	$182,448
Stephen Zamansky						19,554	$562,178	7,332	$210,795
John J. Bollman						—	$—	—	$—
(1)	The stock options vested in one-third increments on each of the first three anniversaries of the grant.
(2)
Includes dividend equivalent units earned on outstanding restricted stock units. The amounts reported in this column will vest: for Mr. Hughes, as to 13,098 units on February 14, 2020, as to 10,232 units on February 15, 2020, as to 11,422 units on February 15, 2020, as to 14,652 units on December 31, 2020, as to 13,098 units on February 14, 2021, as to 11,421 units on February 15, 2021, as to 11,323 units on December 31, 2021, and as to 13,098 units on February 14, 2022; for Mr. Eperjesy, as to 3,220 units on February 14, 2020, as to 3,220 units on February 14, 2021, as to 2,783 units on December 31, 2021, as to 3,219 units on February 14, 2022, as to 15,270 units on December 10, 2022; and for Mr. Zamansky, as to 2,601 units on February 14, 2020, as to 2,043 units on February 15, 2020, as to 2,272 units on February 15, 2020, as to 2,916 units on December 31, 2020, as to 2,601 units on February 14, 2021, as to 2,043 units on February 15, 2020, as to 2,272 units on February 15, 2021, as to 2,248 units on December 31, 2021, as to 2,601 units on February 14, 2022.

(3)	Value is based on the closing price of our common stock of $28.75 on December 31, 2019, as reported on the New York Stock Exchange.
(4)
Reflects the target payout opportunity for 2020 and 2021 performance periods under the 2018-2020 and 2019-2021 measurement periods of our Long-Term Incentive Plan. The target payout opportunities for 2020 under the 2018-2020 measurement period (11,095 units for Mr. Hughes, 0 units for Mr. Eperjesy, and 2,206 units for Mr. Zamansky), if earned, will vest on December 31, 2020. The target payout opportunities for each of 2020 and 2021 under the 2019-2021 measurement period (12,910 and 12,910 units for Mr. Hughes, 3,173 and 3,173 units for Mr. Eperjesy, and 2,563 and 2,563 units for Mr. Zamansky), if earned will vest on December 31, 2021. In the event of death, disability, or retirement during a measurement period, performance awards under the Long-Term Incentive plans are prorated for a period of time that the grantee was employed during the measurement period. Retirement is defined as the earlier of age 65 or the date on which the grantee’s years of age and service equal 70.

OPTION EXERCISES AND STOCK VESTED TABLE
The following table shows our named executive officers’ exercises of stock options, plus the value realized at exercise by each named executive officer, and restricted stock awards that vested, plus the value realized by each named executive officer as a result of such vesting, during 2019.
	Option Awards		Stock Awards
Name	Number of Shares Acquired on Exercise (#)	Value Realized on Exercise ($)	Number of Shares Acquired on Vesting (#)	Value Realized on Vesting ($)(1)
Bradley E. Hughes	—	$—	43,695	$1,345,115
Christopher J. Eperjesy	—	$—	—	$—
Stephen Zamansky	—	$—	10,287	$343,262
John J. Bollman	—	$—	5,817	$183,107
(1)	These amounts represent the fair market value of our common stock on the vesting date or distribution date multiplied by the number of shares that vested or were distributed.
30  www.coopertire.com

NON-QUALIFIED DEFERRED COMPENSATION TABLE
The Non-Qualified Supplementary Benefit Plan is a non-elective deferred compensation plan. The named executive officers participate in the Non-Qualified Supplementary Benefit Plan only to the extent that full participation in our qualified 401(k) plan (the Spectrum Investment Savings Plan) is restricted by limits under the Code.
This table shows certain information for 2019 for each of our named executive officers under our non-qualified deferred compensation plans and programs.
Name	Executive Contributions In Last FY ($)(1)	Company Contributions In Last FY ($)(2)	Aggregate Earnings In Last FY ($)(3)	Aggregate Withdrawals/ Distributions ($)	Aggregate Balance at12/31/2019 ($)(4)
Bradley E. Hughes	$—	$106,783	$13,406	$—	$688,713
Christopher J. Eperjesy	$—	$—	$—	$—	$—
Stephen Zamansky	$—	$28,239	$13,357	$—	$293,836
John J. Bollman	$—	$—	$251	$—	$12,381
(1)	The amounts reported as Executive Contributions are fully reported in the 2019 Summary Compensation Table.
(2)
The amounts reported as Company Contributions include amounts with respect to both base salary and annual incentive compensation earned by each named executive officer for 2019. These amounts include contributions made in 2020 with respect to 2019. All of these amounts are reported as All Other Compensation in the 2019 Summary Compensation Table.

(3)	None of the amounts reported as Aggregate Earnings are reported in the 2019 Summary Compensation Table.
(4)
The Aggregate Balance at December 31, 2019, includes deferred compensation and Company contributions which were reported in the Summary Compensation Table for this year and prior year proxy statements.

For more information about our non-qualified deferred compensation programs, see “Compensation Discussion and Analysis” beginning on page 13.
2020 Proxy Statement  31

POTENTIAL PAYMENTS UPON TERMINATION OR CHANGE IN CONTROL
We are generally obligated to provide our named executive officers with certain payments or other forms of compensation upon a termination of employment or a change in control. The forms of such termination can involve voluntary termination, retirement, involuntary termination without cause, for cause termination, termination following a change in control, and the disability or death of the executive. The disclosure below describes the circumstances under which we may be obligated to provide our named executive officers (other than Mr. Bollman) with payments or compensation. Additionally, the tables below reflect the estimated amounts of payments or compensation each of our named executive officers (other than Mr. Bollman) may receive under particular circumstances in the event of termination of such named executive officer’s employment. Mr. Bollman did not receive any additional compensation in connection with his termination from the Company.
PAYMENTS MADE UPON DEATH, DISABILITY, OR RETIREMENT
Upon (1) retirement by a named executive officer who is eligible to retire or (2) death or disability, named executive officers receive the following:
•
Prorated incentive (annual and long-term) compensation through the date of termination based upon actual performance through the end of the applicable measurement period(s) to be distributed in accordance with the terms of the plans;

•	Accrued and vested retirement benefits;
•
Upon death or disability, stock options fully vest and are exercisable for twelve (12) months; upon retirement, stock options continue to vest in accordance with the terms of the plans and are exercisable for five (5) years from the date of retirement; and

•
Unvested restricted stock unit awards vest upon retirement (provided they were granted at least six months before the retirement date) and upon death or disability, and in each such case, are distributable in accordance with participant elections under the terms of the plan.

PAYMENTS MADE UPON VOLUNTARY OR INVOLUNTARY TERMINATION WITHOUT CAUSE
Upon voluntary or involuntary termination without cause, named executive officers are entitled to payment of any earned and unpaid base pay as of the date of termination and vested benefits in accordance with the terms of the applicable plans.
•
Notionally earned performance units and cash under long-term compensation plans and annual incentive plans for completed performance periods vest in full upon certification by the Compensation Committee.

•	Vested stock options at the date of termination are exercisable for thirty (30) days for voluntary termination; ninety (90) days for involuntary termination without cause.
PAYMENTS MADE UPON TERMINATION FOR CAUSE
Upon termination for cause, named executive officers are entitled to payment of any earned and unpaid base pay as of the date of termination and vested benefits in accordance with the terms of the applicable plans. All unpaid notionally earned annual and long-term compensation, stock options, and unvested restricted stock units are immediately forfeited.
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PAYMENTS MADE IN CONNECTION WITH A CHANGE IN CONTROL
Following a change in control or a qualified pre-change in control termination such as when the Company is party to a definitive agreement the consummation of which would result in a change in control, named executive officers are entitled to receive the following payments and benefits:
Benefits upon closing of the change in control or a qualified termination under a potential change in control
•	Payment of notionally earned and unpaid annual and long-term incentive compensation;
•	Prorated target for annual or long-term incentive compensation that is not notionally earned;
•
If the time-based restricted stock units or stock option awards are not assumed by the successor upon the change in control, the restricted stock units and stock options vest upon the change in control. Stock options remain exercisable for ninety (90) days following termination. Restricted stock units and stock options may be converted to cash if the acquiring company does not assume responsibility for the obligation; and

•
Upon a qualified termination under a potential change in control only, accelerated vesting of all then unvested time-based restricted stock units and stock option awards with payment of restricted stock units in accordance with the participant elections under terms of the plan and stock options are exercisable for ninety (90) days following termination.

Additional benefits upon a termination without cause or a voluntary termination due to good reason within two years after a change in control
•
Prorated annual incentive compensation from the date of the beginning of the performance period through the date of termination for awards or programs in which the executive participates at target levels;

•
If the time-based restricted stock units or stock option awards are assumed by the successor upon the change in control, accelerated vesting of all then unvested time-based restricted stock units and stock option awards with payment in accordance with the terms of the applicable plans (stock options will be subject to exercise for ninety (90) days following termination);

•
An amount equal to three times the sum of the chief executive officer’s annual base pay plus target annual incentive compensation at the greater of the amount at termination or immediately prior to the change in control; two times the sum for all other named executive officers.

•	Thirty-six (36) months for Mr. Hughes and twenty-four (24) months for all other named executive officers of continuation of life, accident, and health benefits, subject to mitigation;
•	Outplacement services for twelve (12) months, in an amount up to 15% of the named executive officer’s base salary; and
•
The Company will reduce the executive’s payments and/or benefits under the plan, to the extent necessary so that no portion of the total payments is subject to the Section 280G excise tax; provided, however, that the foregoing reduction shall not be made if the total payments to be provided to the executive, determined on an after-tax basis, exceed 110% of the amount calculated without such reduction. In any event, there is no tax gross-up for excise taxes.

2020 Proxy Statement  33

All post-termination payments are conditioned upon the execution of a release of all claims against the Company by the executive at the time of termination.
TABULAR DISCLOSURE
Except as otherwise indicated, the amounts shown in the tables below assume that a named executive officer was terminated and, as applicable, a change in control occurred as of December 31, 2019, and that the price of our Common Stock equals $28.75, which was the closing price of our Common Stock on December 31, 2019, as reported on the New York Stock Exchange. Actual amounts that we may pay to any named executive officer upon termination of employment, however, can only be determined at the time of such named executive officer’s actual separation from Cooper Tire.
Bradley E. Hughes
The following table shows the potential payments upon termination under various circumstances for Bradley E. Hughes, President & Chief Executive Officer.
Benefits and Payments Upon Termination	Retirement on (A) 12/31/2019	Termination by Death on 12/31/2019	Termination by Disability on 12/31/2019	Termination Without Cause or for Good Reason on 12/31/2019	Termination for Cause or Without Good Reason on 12/31/2019	Termination Subsequent to a Change in Control on 12/31/2019
Compensation:
Base Salary(1)	$—	$—	$—	$—	$—	$—
Annual Incentive Compensation(2)	—	1,414,970	1,414,970	1,414,970	1,414,970	1,414,970
Cash Severance - Base Salary and Target Annual Incentive Compensation Multiple(3)	—	—	—	—	—	6,567,000
Long-Term Incentive-Performance-Based Stock Units and Cash(4)	—	2,516,809	2,516,809	865,954	—	2,516,809
Stock Options(5)	—	244,532	244,532	244,532	—	244,532
Restricted Stock Units(6)	—	2,080,609	2,080,609	—	—	2,080,609
Benefits and Perquisites:
Non-Qualified Supplementary Benefit Plan(7)	—	688,713	688,713	688,713	688,713	688,713
Executive Deferred Compensation Plan	—	—	—	—	—	—
Life, Accident, and Health Insurance(8)	—	—	—	—	—	58,221
Outplacement Services(9)	—	—	—	—	—	149,250
Total	$—	$6,945,633	$6,945,633	$3,214,169	$2,103,683	$13,720,104
(A)	Not eligible for retirement at 12/31/19.
34  www.coopertire.com

Christopher J. Eperjesy
The following table shows the potential payments upon termination under various circumstances for Christopher J. Eperjesy, Senior Vice President & Chief Financial Officer.
Benefits and Payments Upon Termination	Retirement on 12(A) 12/31/2019	Termination by Death on 12/31/2019	Termination by Disability on 12/31/2019	Termination Without Cause or for Good Reason on 12/31/2019	Termination for Cause or Without Good Reason on 12/31/2019	Termination Subsequent to a Change in Control on 12/31/2019
Compensation:
Base Salary(1)	$—	$—	$—	$—	$—	$—
Annual Incentive Compensation(2)	—	447,750	447,750	447,750	447,750	447,750
Cash Severance - Base Salary and Target Annual Incentive Compensation Multiple(3)	—	—	—	—	—	1,750,000
Long-Term Incentive-Performance-Based Stock Units and Cash(4)	—	172,584	172,584	—	—	172,584
Stock Options(5)	—	—	—	—	—	—
Restricted Stock Units(6)	—	716,709	716,709	—	—	716,709
Benefits and Perquisites:
Non-Qualified Supplementary Benefit Plan(7)	—	—	—	—	—	—
Executive Deferred Compensation Plan	—	—	—	—	—	—
Life, Accident, and Health Insurance(8)	—	—	—	—	—	34,488
Outplacement Services(9)	—	—	—	—	—	75,000
Total	$—	$1,337,043	$1,337,043	$447,750	$447,750	$3,196,531
(A)	Not eligible for retirement at 12/31/19.
Stephen Zamansky
The following table shows the potential payments upon termination under various circumstances for Stephen Zamansky, Senior Vice President, General Counsel & Secretary.
Benefits and Payments Upon Termination	Retirement on (A) 12/31/2019	Termination by Death on 12/31/2019	Termination by Disability on 12/31/2019	Termination Without Cause or for Good Reason on 12/31/2019	Termination for Cause or Without Good Reason on 12/31/2019	Termination Subsequent to a Change in Control on 12/31/2019
Compensation:
Base Salary(1)	$—	$—	$—	$—	$—	$—
Annual Incentive Compensation(2)	—	369,498	369,498	369,498	369,498	369,498
Cash Severance - Base Salary and Target Annual Incentive Compensation Multiple(3)	—	—	—	—	—	1,584,000
Long-Term Incentive-Performance-Based Stock Units and Cash(4)	—	500,728	500,728	172,645	—	500,728
Stock Options(5)	—	—	—	—	—	—
Restricted Stock Units(6)	—	413,713	413,713	—	—	413,713
Benefits and Perquisites:
Non-Qualified Supplementary Benefit Plan(7)	—	293,836	293,836	293,836	293,836	293,836
Executive Deferred Compensation Plan	—	—	—	—	—	—
Life, Accident, and Health Insurance(8)	—	—	—	—	—	33,748
Outplacement Services(9)	—	—	—	—	—	72,000
Total	$—	$1,577,775	$1,577,775	$835,979	$663,334	$3,267,523
(A)	Not eligible for retirement at 12/31/19.
2020 Proxy Statement  35

Mr. Bollman terminated his employment with the Company on December 2, 2019. He did not receive any additional or enhanced benefits or payments associated with the termination. He would not have been eligible to receive any post termination benefits effective December 31, 2019 since he was no longer employed with the Company.
Footnotes for Tabular Disclosure
(1)	As of December 31, 2019, the amount of base salary payable to the named executive officers for services rendered during 2019 has been paid.
(2)
Amounts shown are actual amounts payable in early 2020, if any, based upon achieved performance metrics established for 2019 although the payments could be different for a termination during the year under the various listed terminations.

(3)
Mr. Hughes would receive three (3) times the sum of base salary as of the end of 2019 plus target annual cash incentive compensation for termination due to change in control. Other named executive officers would receive an amount equal to two (2) times the sum of the same amount.

(4)
Amounts shown are based on the performance-based stock units and performance-based cash notionally earned as of December 31, 2019, as part of the 2017-2019, the 2018-2020, and the 2019-2021 long-term incentive programs’ performance-based grants. Units were valued at the closing price of our common stock at December 31, 2019.

(5)
Total in-the-money/intrinsic dollar value of vested and non-vested stock options for change in control. Total in-the-money/intrinsic dollar value of vested and non-vested stock options for retirement, disability, or death with specific periods for exercise.

(6)
Total dollar value of vested and non-vested restricted stock units for retirement, disability, death, and termination in connection with a change in control. Total dollar value of only vested restricted stock units for termination with cause or without good reason. When restricted stock units become vested, the grantee shall receive shares of common stock equal to the number of restricted units granted in addition to dividend equivalents earned. The common stock is to be delivered on the date specified by the Company in their restricted stock award agreement.

(7)	All vested Non-Qualified Supplementary Benefit Plan retirement plus investment savings benefits are payable to all participants upon termination.
(8)	Present value of thirty-six (36) months for Mr. Hughes and twenty-four (24) months for all other named executive officers of coverage for Company-provided life, accident, and health benefits.
(9)	The amount shown reflects the total amount payable for outplacement assistance for, Mr. Hughes, Mr. Eperjesy, Mr. Zamansky, which is equal to 15% of current base salary.
PAY RATIO DISCLOSURE
For 2019, the ratio of the annual total compensation of Mr. Hughes, our President & Chief Executive Officer (“CEO Compensation”), to the median of the annual total compensation of all of our employees and those of our consolidated subsidiaries (other than Mr. Hughes) (“Median Annual Compensation”), was 91 to 1. We note that, due to our permitted use of reasonable estimates and assumptions in preparing this pay ratio disclosure, the disclosure may involve a degree of imprecision, and thus this pay ratio disclosure is a reasonable estimate calculated in a manner consistent with Item 402(u) of Regulation S-K using the data and assumptions described below. In this summary, we refer to the employee who received the Median Annual Compensation as the “Median Employee.” For purposes of this disclosure, the date used to identify the Median Employee was October 31, 2017 (the “Determination Date”). We have used the same Median Employee as we did in 2018 and 2019, because there has not been a change in our employee population or employee compensation arrangements that we reasonably believe would significantly impact our pay ratio disclosure.
For purposes of this pay ratio disclosure, CEO Compensation was determined to be $5,456,705 which amount represents the total compensation reported for Mr. Hughes under the “Summary Compensation Table” for 2019. Median Annual Compensation was determined to be $59,764 and was calculated by totaling for our Median Employee all applicable elements of compensation for 2019 in accordance with Item 402(c)(2)(x) of Regulation S-K.
To identify the Median Employee, we measured compensation for the period beginning on January 1, 2017 and ending on October 31, 2017 for 9,053 U.S. and non-U.S. employees, representing all full-time, part-time, seasonal and temporary employees for us and our consolidated subsidiaries as of the Determination Date. This number does not include any independent contractors or “leased” workers, as permitted by the applicable SEC rules.
This compensation measurement was calculated by totaling, for each employee, annual compensation which is defined as base salary, overtime wages, production allowances, commissions and bonus which represents the consistently applied compensation measure that we used for our pay ratio determination. Specifically excluded from the consistently applied compensation measure were relocation expense, severance payments and ex-patriate allowances. Further, we did not utilize any statistical sampling or cost-of-living adjustments for purposes of this pay ratio disclosure.
A portion of our employee workforce (full-time and part-time) identified above worked for less than the full fiscal year due to commencing employment after January 1, 2017. In determining the Median Employee, we annualized the total compensation for such individuals (but avoided creating full-time equivalencies) based on reasonable assumptions and estimates relating to our employee compensation program.
36  www.coopertire.com

DIRECTOR COMPENSATION
DIRECTOR COMPENSATION TABLE
Name	Fees Earned or Paid in Cash ($)(1)	Stock Awards ($)(2)	Option Awards ($)	Total ($)
Thomas P. Capo	$237,000	$125,000	$—	$362,000
Steven M. Chapman	$100,000	$125,000	$—	$225,000
Susan F. Davis	$100,000	$125,000	$—	$225,000
Kathryn P. Dickson	$100,000	$125,000	$—	$225,000
John J. Holland	$120,000	$125,000	$—	$245,000
Tracey I. Joubert	$100,000	$125,000	$—	$225,000
Gary S. Michel	$100,000	$125,000	$—	$225,000
Brian C. Walker	$100,000	$125,000	$—	$225,000
Robert D. Welding	$115,000	$125,000	$—	$240,000
(1)
The amounts listed under “Fees Earned or Paid in Cash” represent the compensation amounts discussed in the narration below. The non-employee Directors who deferred fees under our Directors’ deferral plan, as described below, were Mr. Chapman, who deferred $100,000, Ms. Dickson, who deferred $50,000, Ms. Joubert, who deferred $50,000, and Mr. Walker, who deferred $50,000.

(2)
These amounts are the aggregate grant date fair value computed in accordance with FASB ASC Topic 718. See Note 9 to our Consolidated Financial Statements in our Annual Report on Form 10-K for the year ended December 31, 2019, for details as to the assumptions used to determine the fair value of the phantom stock awards. The non-employee Directors had phantom stock awards outstanding as of December 31, 2019, for the following number of shares: Mr. Capo, 65,366; Mr. Chapman, 130,378; Ms. Davis, 16,674; Ms. Dickson, 4,150; Mr. Holland, 123,236; Ms. Joubert, 9,395; Mr. Michel, 16,674; Mr. Walker, 5,453; and Mr. Welding, 81,685. Each non-employee Director, received an annual grant of phantom stock awards of: 4,105.09 units on May 3, 2019. The entire grant date fair value (including amounts reported for 2019) of the phantom stock awards issued to each of the non-employee Directors in 2019 was $125,000.

Our Board of Directors makes compensation decisions for our non-employee Directors upon the recommendation of the Nominating and Governance Committee. Compensation of Directors is reviewed on an annual basis utilizing information on benchmarks and trends in director compensation, together with a recommendation, provided by an independent consultant. Except as noted in the footnotes above, our non-employee Directors received the following compensation on an annual basis for the period January 1, 2019 through December 31, 2019:
•
Each non-employee Director received an annual retainer of $100,000. There were no fees for attendance at meetings of the Board of Directors or meetings of the Committees of the Board of Directors, or for serving as a member of a Committee;

•	The non-executive Chairman of the Board received an additional annual fee of $125,000 for serving in that capacity;
•	The Chair of the Audit Committee received an additional annual fee of $20,000 for serving in that capacity;
•	The Chair of the Compensation Committee received an additional annual fee of $15,000 for serving in that capacity; and
•	The Chair of the Nominating and Governance Committee received an additional annual fee of $12,000 for serving in that capacity.
Additionally, each non-employee Director received an annual grant of phantom stock units in an amount equal to $125,000 divided by the average of the highest and the lowest quoted selling price of a share of the Company’s common stock, as reported on the New York Stock Exchange Composite Tape, on the grant date for that particular year. In 2019, the grant date was the date of the Annual Meeting, May 3, 2019.
Also, effective May 9, 2014, the Company changed the Share Ownership Guidelines for non-employee Directors from unit-based to monetary-based. All Directors are required to own at least $500,000 of our common stock, excluding options, and have five years from the date they join the Board to meet this requirement. As of the date of this proxy statement, each of our Directors, who have served for 5 or more years, have met this requirement.
Our non-employee Directors also participate in our Amended and Restated 1998 non-employee Directors Compensation Deferral Plan, which we refer to as the Directors’ deferral plan. The Directors’ deferral plan permits our non-employee Directors to defer some or all of the fees payable to them for service on the Board of Directors. The amounts that our
2020 Proxy Statement  37

non-employee Directors defer, and dividend equivalents on those amounts, are converted to phantom stock units and credited to a bookkeeping account established for this purpose, or are invested in various alternative investment funds available from time to time. Deferred amounts may be transferred from phantom stock units into the alternative investment funds, but not back into phantom stock units. The amount of alternative investment funds will be equal to (1) the amount of phantom stock units to be transferred multiplied by (2) the average of the highest and the lowest quoted selling price of a share of our common stock, as reported on the New York Stock Exchange Composite Tape, on the date the phantom stock units were transferred (or, if there were no sales on the date the phantom stock units were transferred, the next preceding date during which a sale of our common stock occurred). Phantom stock units are settled in cash upon a Directors termination of service as a director, unless otherwise elected.
THE BOARD’S ROLE IN RISK OVERSIGHT
The Board evaluates risk both collectively and as a function of its respective committees, including general oversight of (i) achievement of organizational objectives, including strategic objectives, to improve long-term organizational performance and enhance shareholder value, and sustainability objectives; (ii) the financial exposure of the Company; (iii) risk exposure as related to overall Company portfolio and impact on earnings; (iv) information technology security and risk; (v) compliance with environmental, health, safety and other laws and regulations and (vi) all systems, processes, and organizational structure and people responsible for finance and risk functions. Our Audit Committee assists our Board in fulfilling its oversight responsibilities by regularly reviewing risks associated with financial and accounting matters, as well as those related to financial reporting. In this regard, our Audit Committee monitors compliance and regulatory requirements and internal control systems. Our Audit Committee also reviews the process by which enterprise risk management is undertaken by the Company
Our Compensation Committee assists the Board with risk oversight through its review of compensation programs to help ensure such programs do not encourage excessive risk-taking. The Compensation Committee reviews base compensation levels and incentive compensation to confirm the Company has appropriate practices in place to support the retention and development of the employees necessary to achieve the Company’s business goals and objectives.
Our Nominating and Governance Committee oversees the Company's risk management process and assists the Board with risk oversight through its oversight of the Company’s Environment, Social, Governance (ESG) matters. The Company’s ESG Executive Committee, which is chaired by one of the Company’s named executive officers, has oversight and responsibility for monitoring the environmental, health, safety, social, governance and other sustainability risks and opportunities related to the Company and its operations, as well as other sustainability matters. The ESG Executive Committee reports regularly to the Nominating and Governance Committee on the Company’s sustainability matters, including its commitment to environmental responsibility, the health and safety of its employees, contractors and the community, and social and governance programs, policies and efforts.
The Board receives regular updates from these committees regarding their activities and also regularly reviews other risks, including risks of a more strategic nature. Key risks associated with the strategic plan of the Company are reviewed annually at a designated meeting of the Board and on an ongoing basis throughout the year. The Board reviews the Company's top risks and efforts to address them every quarter. The involvement of the full Board in setting the Company’s business strategy is a key part of its assessment of management’s appetite for risk and also in determination of what constitutes an appropriate level of risk for the Company.
While our Board and its committees oversee risk management, the senior management team of the Company is charged with managing risk. The Company has a strong enterprise risk management process for identifying, assessing and managing risk, as well as monitoring the performance of risk mitigation strategies. The governance of this process is effected through the executive sponsorship of our senior management, and is led by officers and senior managers responsible for working across the business to manage enterprise level risks, identify emerging risks, and provides training on key risks, such as anti-corruption and cyber security training at all levels of the Company. These leaders meet routinely and provide regular updates to our Board and its committees throughout the year.
The Board administers its risk oversight function as a component of its duties, but not in any capacity that has a specific effect on its leadership structure.
38  www.coopertire.com

BOARD OF DIRECTORS AND ITS COMMITTEES
Corporate Governance
In connection with the retirement of Mr. Armes, the Company’s former Chairman, Chief Executive Officer and President, and the election of Mr. Hughes as President & Chief Executive Officer, on September 1, 2016, the Board determined to split the positions of Chairman and Chief Executive Officer, which previously had both been held by Mr. Armes. As a result, on September 1, 2016, Mr. Hughes became President, Chief Executive Officer and a Director of the Company, and Mr. Capo was appointed non-executive Chairman of the Board. In connection with this change, the position of independent Lead Director was suspended.
The Board has determined that this leadership structure, having a non-executive Chairman of the Board and Mr. Hughes serving as a Director and the Chief Executive Officer, is the most effective structure for the Company at this time. The Board believes that having an independent director serve as non-executive Chairman of the Board and Mr. Hughes serving as the Chief Executive Officer strikes an effective balance between management and independent director participation in the Board process.
Although the Board believes that the existing leadership structure is currently in the best interests of the Company, the Board recognizes that no single leadership structure may be appropriate in all circumstances. Accordingly, the Board considers this issue as part of the succession planning process and considers it at least annually, including each time it elects the Chief Executive Officer. The Company’s governance guidelines provide the Board with the flexibility to continue to separate the positions of Chairman of the Board and Chief Executive Officer, or to combine the roles in the future if the Board determines that such a leadership structure would be a more efficient and effective structure for our Board, our business, our employees, and our stockholders.
Code of Conduct
Our Board has adopted a written Code of Conduct for our Directors, officers (including our principal executive officer, principal financial officer, and principal accounting officer) and employees. We intend to satisfy the disclosure requirements under Item 5.05 of Form 8-K regarding certain amendments to or waivers from our Code of Conduct by filing Current Reports on Form 8-K with the Securities and Exchange Commission, or promptly disclosing on our website any such amendments or waivers. We will make any amended Code of Conduct available at the Investor Relations/Governance link on our website at http://us.coopertire.com/.
The information contained on or accessible through the Company’s website is not incorporated by reference in this proxy statement and should not be considered a part of this proxy statement.
Hedging and Pledging Transactions
In order to align the interests of the Company’s officers and Directors with those of its stockholders and to address the potential appearance of improper or inappropriate conduct, the Board of Directors has adopted a policy with respect to hedging and pledging of Company Securities. This anti-hedging policy prohibits Company officers and Directors, including certain family members of such persons, from hedging Company Securities, including short-selling, options, puts, calls, collars and exchange funds, as well as derivatives such as swaps, forwards and futures, or pledging or otherwise encumbering Company Securities as collateral for indebtedness. Persons subject to this policy will be afforded a reasonable opportunity to unwind or otherwise terminate any prohibited hedging transactions or arrangements existing as of the time such person becomes subject to the policy.
Board of Directors
During 2019, our Board of Directors held five Board meetings, four meetings of our Audit Committee, four meetings of our Compensation Committee, and three meetings of our Nominating and Governance Committee. Each Director attended more than 75% of the aggregate number of meetings of the Board of Directors and meetings of Committees on which such Director served during the past fiscal year during their tenure on the Board. The Board holds regular executive sessions without management present. Mr. Capo, the non-executive Chairman of the Board, presides at all Board meetings, including executive sessions.
2020 Proxy Statement  39

Determination of Independence of Directors
The NYSE’s Corporate Governance Listing Standards require that all listed companies have a majority of independent directors. For a director to be “independent” under the NYSE listing standards, the board of directors of a listed company must affirmatively determine that the director has no material relationship with the Company, or its subsidiaries or affiliates, either directly or as a partner, stockholder, or officer of an organization that has a relationship with the Company or its subsidiaries or affiliates. The Board has adopted the NYSE listing standards as its categorical standards for making director independence determinations.
In making independence determinations, the Board has broadly considered all relevant facts and circumstances from the standpoint of both the Director and others. The Board has considered that we, our employees or our affiliates may have engaged in transactions or relationships with companies with which our Directors are associated. These transactions or relationships include purchasing products from companies for which our Directors are employees of or are on the board of directors. After these considerations, and in accordance with the NYSE listing standards, the Board has affirmatively determined that each Director serving during 2019, other than Mr. Hughes, has no material relationship with us (either directly or as a partner, stockholder, officer or Director of an organization that has a relationship with us).
Additionally, the Board has determined that each of Mr. Capo, Mr. Chapman, Ms. Davis, Ms. Dickson, Mr. Holland, Ms. Joubert, Mr. Michel, Mr. Walker and Mr. Welding is “independent” under the NYSE listing standards, which provide that a Director is not independent if:
•	The Director is, or has been within the last three years, one of our employees, or an immediate family member is, or has been within the last three years, one of our executive officers;
•
The Director has received, or has an immediate family member who has received, during any 12-month period within the last three years, more than $120,000 in direct compensation from us, other than Director and committee fees and pension or other forms of deferred compensation for prior service (provided such compensation is not contingent in any way on continued service);

•
(1) The Director is a current partner or employee of a firm that is our internal or external auditor; (2) the Director has an immediate family member who is a current partner of such a firm; (3) the Director has an immediate family member who is a current employee of such a firm and personally works on our audit; or (4) the Director or an immediate family member was within the last three years a partner or employee of such a firm and personally worked on our audit within that time;

•
The Director or an immediate family member is, or has been within the last three years, employed as an executive officer of another company where any of our present executive officers at the same time serves or served on that company’s compensation committee; or

•
The Director is a current employee, or an immediate family member is a current executive officer, of a company that has made payments to, or received payments from, us for property or services in an amount which, in any of the last three fiscal years exceeds the greater of $1 million, or 2% of such other company’s consolidated gross revenues.

Audit Committee
We have a separately designated standing Audit Committee, which was established in accordance with Section 3(a)(58)(A) of the Exchange Act. The Audit Committee currently consists of Directors Holland (Chairman), Dickson, Joubert, and Michel. All members have been determined to be financially literate and to be “independent” under the NYSE’s Corporate Governance Listing Standards and the Exchange Act. The Board has determined that Directors Holland and Joubert each qualifies as an “audit committee financial expert” due to their business experience and educational background. The Audit Committee, among other things:
•
Assists the Board of Directors in fulfilling its oversight responsibilities with respect to the integrity of our financial statements and compliance with legal and regulatory requirements, the independent registered public accounting firm’s qualifications and independence, and performance of the independent registered public accounting firm and our internal audit function; and

•	Prepares the Audit Committee’s report included in this proxy statement.
The functions of the Audit Committee are set forth in an Audit Committee Charter, which was adopted by the Board on February 4, 2004 and amended and restated on May 11, 2012, and is available on our website. In 2019, we did not have
40  www.coopertire.com

any related person transactions, but our Audit Committee will review and discuss any related person, insider, or affiliated party transactions pursuant to the Audit Committee Charter. It is the written policy of the Company that the Audit Committee will review and discuss reports and disclosures of insider and affiliated party transactions.
Compensation Committee
We have a standing Compensation Committee, which is comprised of Directors Welding (Chairman), Chapman, Davis and Walker each of whom is “independent” under the NYSE’s Corporate Governance Listing Standards and the Exchange Act. Compensation decisions for the Company’s senior officers and other key executives are made by our Compensation Committee, and actions of the Committee are reported to the Board of Directors after each meeting. The Compensation Committee, among other things:
•
Establishes the remuneration (base salary, annual and long-term cash, and equity-based incentive compensation, perquisites, and benefits) of our Chief Executive Officer and approves the remuneration (as described for the Chief Executive Officer) of the Company’s senior officers and other key executives, including reviewing and approving the corporate financial goals and objectives relevant to the remuneration arrangements;

•	Reviews the cash and equity-based compensation plans for officers and senior management and makes or recommends changes to the Board of Directors as it deems appropriate;
•	Reviews and approves any executive employment agreements, severance pay plans, deferred compensation plans, and similar plans and arrangements and the executives to whom they apply;
•	Oversees regulatory compliance with respect to compensation matters; and
•	Establishes stock ownership guidelines for the Company’s officers and other key executives and reviews compliance with those guidelines.
The Compensation Committee has engaged Exequity LLP, an independent executive compensation consulting firm, to review and provide guidance regarding our total compensation program for named executive officers for 2020 and to assist the Committee in monitoring and assessing compensation trends for senior management personnel, including the Chief Executive Officer.
The agenda for meetings of the Compensation Committee is determined by its Chairman with the assistance of our head of Human Resources. Compensation Committee meetings are regularly attended by our Chief Executive Officer and our head of Human Resources. At each regular meeting, the Compensation Committee meets in executive session. The Compensation Committee’s Chairman reports on the Committee's actions and decisions on executive compensation matters to the Board of Directors. Independent advisers and our Human Resources Department support the Compensation Committee in its duties and, along with our Chief Executive Officer and head of Human Resources, may be delegated authority to fulfill certain administrative duties regarding the compensation programs. The Compensation Committee has authority under its charter to retain, approve fees for and terminate advisers, consultants, and agents as it deems necessary to assist in the fulfillment of its responsibilities. The Compensation Committee reviews the total fees paid to our outside consultants to ensure that they maintain their objectivity and independence when rendering advice to the Compensation Committee.
Nominating and Governance Committee
We have a standing Nominating and Governance Committee, which is currently comprised of Directors Capo (Chairman), Chapman, Michel and Walker, each of whom is “independent” under the New NYSE’s Corporate Governance Listing Standards. The Nominating and Governance Committee, among other things:
•	Recommends candidates for membership on the Board;
•	Ensures that the Board acts within the governance guidelines and that the governance guidelines remain appropriate;
•	Provides oversight of the Company's sustainability efforts; and
•	Performs an annual assessment of the performance of the Board.
The Nominating and Governance Committee will consider candidates for Board membership proposed by our stockholders or other parties. Any recommendation must be in writing, accompanied by a description of the proposed
2020 Proxy Statement  41

nominee’s qualifications and other relevant biographical information, and an indication of the consent of the proposed nominee to serve. The recommendation should be addressed to the Nominating and Governance Committee of the Board of Directors, Attention: Secretary, Cooper Tire & Rubber Company, 701 Lima Avenue, Findlay, Ohio 45840. As of the date of this proxy statement, we have not received any director nominee recommendations from any stockholders.
The Nominating and Governance Committee uses a variety of sources to identify candidates for Board membership, including current members of the Board, our executive officers, individuals personally known to members of the Board and our executive officers and, as described above, our stockholders, as well as, from time to time, third party search firms. The Nominating and Governance Committee may consider candidates for Board membership at its regular or special meetings held throughout the year.
The Nominating and Governance Committee uses the same manner and process for evaluating every candidate for Board membership regardless of the original source of the candidate’s nomination. Once the Nominating and Governance Committee has identified a prospective candidate, the Nominating and Governance Committee makes an initial determination whether to conduct an initial evaluation of the candidate, which consists of an interview by the Chair of the Nominating and Governance Committee. The Nominating and Governance Committee currently has not set specific, minimum qualifications or criteria for nominees that it proposes for Board membership, but evaluates the entirety of each candidate’s credentials. The Nominating and Governance Committee believes, however, that we will be best served if our Directors bring to the Board, among other things, diversity with respect to background, experience, viewpoint, national origin, race, gender and skills, as well as, demonstrated integrity, executive leadership, and financial, marketing, or other business knowledge and experience.
The Chair communicates the results of initial evaluation of candidates to the other Nominating and Governance Committee members, the Chairman of the Board or Lead Director, as applicable, and the Chief Executive Officer. If the Nominating and Governance Committee determines, in consultation with the Chairman of the Board or Lead Director, as applicable, and the Chief Executive Officer, that further consideration of the candidate is warranted, members of our senior management gather additional information regarding the candidate. The Nominating and Governance Committee or members of our senior management then conduct background and reference checks and any final interviews, as necessary, of the candidate. At that point, the candidate is invited to meet and interact with the members of the Board who are not on the Nominating and Governance Committee. The Nominating and Governance Committee then makes a final determination whether to recommend the candidate to the Board for Board membership.
Neither the Nominating and Governance Committee nor the Board of Directors has a formal policy with regard to the consideration of diversity in identifying director nominees; however, how a specific nominee contributes to the diversity of the Board of Directors is considered by both the Nominating and Governance Committee and the Board of Directors in determining candidates for the Board.
We believe that Board tenure diversity is important and directors with many years of service provide the Board with a deep knowledge of our Company, while newer directors lend fresh perspectives. Within the past four and a half years, the Company has added six new directors. The average tenure of all Directors is 7.7 years.
Availability of Governance Guidelines, Code of Conduct, and Committee Charters
Our governance guidelines, Code of Conduct, and the charters for the Audit Committee, Compensation Committee, and Nominating and Governance Committee are available at the Investors/Governance link on our website at http://us.coopertire.com/.
In addition, stockholders may request a free printed copy of any of these materials by contacting:
Cooper Tire & Rubber Company
Attention: Corporate Secretary
701 Lima Avenue
Findlay, Ohio 45840
(419) 423-1321
42  www.coopertire.com

Stockholder and Interested Party Communications with the Board
Our Board has adopted a process by which stockholders or interested parties may send communications to the Board, the non-employee Directors as a group, or any of the Directors. Any stockholder or interested party who wishes to communicate with the Board, the non-employee Directors as a group, or any Director may send a written communication addressed to:
Board of Directors - Stockholder and Interested Party Communications
Attention: Corporate Secretary
Cooper Tire & Rubber Company
701 Lima Avenue
Findlay, Ohio 45840
The Secretary will review and forward each written communication (except, in his sole determination, those communications clearly of a marketing nature, those communications better addressed by a specific Company department, or those communications containing complaints regarding accounting, internal auditing controls, or auditing matters) to the full Board, the Board Chairman, the non-employee Directors as a group, or the individual Director(s) specifically addressed in the written communication. The Secretary will discard written communications clearly of a marketing nature. Written communications better addressed by a specific Company department will be forwarded to such department, and written communications containing complaints regarding accounting, internal auditing controls, or auditing matters will be forwarded to the Chairman of the Audit Committee.
Director Attendance at Annual Meetings
Our Board does not have a specific policy regarding Director attendance at our Annual Meetings. All of our then serving Directors attended our 2019 Annual Meeting.
COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION
Directors Chapman, Davis, Walker and Welding served as members of the Compensation Committee during 2019. During 2019, none of the members of the Compensation Committee was one of our or our subsidiaries’ officers or employees, was formerly one of our or our subsidiaries’ officers or had any relationship requiring disclosure pursuant to Item 404 of Regulation S-K. Additionally, during 2019, none of our executive officers or Directors was a member of the board of directors, or on a committee thereof, of any other entity such that the relationship would be construed to constitute a committee interlock within the meaning of the rules of the Securities and Exchange Commission.
RELATIONSHIP WITH INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
Ernst & Young LLP served as the Company’s independent registered public accounting firm for 2019 and has been appointed by the Audit Committee to continue in that capacity during 2020. The Audit Committee’s decision to appoint Ernst & Young LLP has been ratified by the Board and will be recommended to the stockholders for ratification at the Annual Meeting. Ernst & Young LLP has advised the Company that neither the firm nor any of its members or associates has any direct or indirect financial interest in the Company. During 2019, Ernst & Young LLP rendered both audit services, including an audit of the Company’s annual financial statements, and certain non-audit services. There is no understanding or agreement between the Company and Ernst & Young LLP that places a limit on audit fees since the Company pays only for services actually rendered and at what it believes are customary rates. Professional services rendered by Ernst & Young LLP are approved by the Audit Committee both as to the advisability and scope of the service, and the Audit Committee also considers whether such services would affect Ernst & Young LLP’s continuing independence.
2020 Proxy Statement  43

Audit Fees
Ernst & Young LLP’s aggregate fees billed for 2018 and 2019 for professional services rendered by them for the audit of the Company’s annual financial statements, the audit of the effectiveness of the Company’s internal control over financial reporting required by the Sarbanes-Oxley Act of 2002, the review of financial statements included in the Company’s Quarterly Reports on Form 10-Q, and services that are normally provided in connection with statutory and regulatory filings or engagements for those years are listed below.
2018 - $2,454,110	2019 - $2,412,180
Audit-Related Fees
Ernst & Young LLP’s aggregate fees billed for 2018 and 2019 for assurance and related services that are reasonably related to the performance of the audit or review of the Company’s financial statements, and are not reported under “Audit Fees” above, were:
2018 - $166,355	2019 - $144,322
Audit-related fees included fees for employee benefit plan audits and accounting consultation.
Tax Fees
Ernst & Young LLP’s aggregate fees billed for 2018 and 2019 for professional services rendered by them for tax compliance, tax advice, and tax planning were:
2018 - $1,202,513	2019 - $1,228,760
Tax fees in 2018 and 2019 represented fees primarily for international tax planning and domestic and foreign tax compliance.
All Other Fees
Ernst & Young LLP’s aggregate fees billed in 2018 and 2019 for products and services provided by them, other than those reported above under “Audit Fees,” “Audit-Related Fees,” and “Tax Fees,” were as follows:
2018 - $0	2019 - $247,428
Other fees in 2019 represented fees for organizational optimization services.
Audit Committee Pre-Approval Policies and Procedures
The Audit Committee has established a policy regarding pre-approval of all audit and non-audit services expected to be performed by the Company’s independent registered public accounting firm, including the scope of and fees for such services. Requests for audit services, audit-related services, tax services, and permitted non-audit services, each as defined in the policy, must be approved prior to the performance of such services. The policy prohibits the Company’s independent registered public accounting firm from providing certain services described in the policy as prohibited services.
Generally, requests for independent registered public accounting services are submitted to the Audit Committee by the Company’s principal accounting officer (or other member of the Company’s senior financial management) and the Company’s independent registered public accounting firm for consideration at the Audit Committee’s regularly scheduled meetings. Requests for additional services in the categories mentioned above may be approved at Audit Committee meetings to the extent that none of such services are performed prior to their approval. The Chairman of the Audit Committee is also delegated the authority to approve independent registered public accounting firm services requests provided that the pre-approval is reported at the next meeting of the Audit Committee. All requests for independent registered public accounting firm services must include a description of the services to be provided and the fees for such services.
44  www.coopertire.com

Auditor Attendance at the 2020 Annual Meeting
Representatives of Ernst & Young LLP will participate in the Annual Meeting of Stockholders and will be available online to respond to appropriate questions and to make a statement if they desire to do so.
AUDIT COMMITTEE REPORT
This report is submitted by all members of the Audit Committee, for inclusion in this proxy statement, with respect to the matters described in this report.
The Audit Committee oversees the Company’s financial reporting process on behalf of the Board of Directors. Management has the primary responsibility for the financial statements and the reporting process, including the systems of internal controls. In fulfilling its oversight responsibilities, the Committee reviewed and discussed with management the audited financial statements contained in the Company’s Annual Report on Form 10-K, including a discussion of the quality, not just the acceptability, of the accounting principles, the reasonableness of significant judgments, and the clarity of disclosures in the financial statements.
The Committee reviewed with the independent registered public accounting firm, who is responsible for expressing an opinion on the conformity of those audited financial statements with U.S. generally accepted accounting principles, their judgments as to the quality, not just the acceptability, of the Company’s accounting principles and such other matters as are required to be discussed with the Committee by the standards of the Public Company Accounting Oversight Board (United States) (PCAOB), including PCAOB Auditing Standard No. 1301, Communications With Audit Committees, the rules of the Securities and Exchange Commission, and other applicable regulations. The Committee has received the written disclosures and the letter from the independent registered public accounting firm required by applicable requirements of the Public Company Accounting Oversight Board regarding the independent registered public accounting firm’s communications with the Committee concerning independence, and has discussed with the independent registered public accounting firm the independent registered public accounting firm’s independence. The Committee has concluded that the independent registered public accounting firm is, in fact, independent of the Company.
The Committee discussed with the Company’s senior internal auditing executive and independent registered public accounting firm the overall scope and plans for their respective audits. The Committee meets with the senior internal auditing executive and independent registered public accounting firm, with and without management present, to discuss the results of their examinations, their evaluations of the Company’s internal controls including internal controls over financial reporting, and the overall quality of the Company’s financial reporting. The Committee held four meetings during the fiscal year 2019.
In reliance on the reviews and discussions referred to above, the Committee recommended to the Board of Directors (and the Board has approved) that the audited financial statements be included in the Company’s Annual Report on Form 10-K for the year ended December 31, 2019, for filing with the Securities and Exchange Commission.
Submitted by the Audit Committee of the Company’s Board of Directors:
John J. Holland, Chairman
Kathryn P. Dickson
Tracey I. Joubert
Gary S. Michel
2020 Proxy Statement  45

BENEFICIAL OWNERSHIP OF SHARES
The information in the table below sets forth those persons (including any “group” as that term is used in Section 13(d)(3) of the Exchange Act) known by the Company to be the beneficial owners of more than 5% of the Company’s Common Stock as of February 28, 2020 (except as noted below).
The table does not include information regarding shares held of record, but not beneficially, by Delaware Charter Guarantee & Trust Company, dba Principal Trust Company, the trustee of the Cooper Tire & Rubber Company Spectrum Investment Savings Plan and other defined contribution plans sponsored by the Company or a subsidiary of the Company. As of February 28, 2020, those plans held 1,014,724 shares, or 2.02% of the Company’s outstanding Common Stock. The trustee, in its fiduciary capacity, has no investment powers and will vote the shares held in the plans in accordance with the instructions provided by the plan participants. If no such instructions are received, the provisions of the plans direct the trustee to vote such participant shares in the same manner in which the trustee was directed to vote the majority of the shares of the other participants who gave directions as to voting.
Title of Class	Name and Address of Beneficial Owner	Amount and Nature of Beneficial Ownership	Percent of Class
Common Stock	BlackRock, Inc.(1)	7,782,951	15.49%
Common Stock	The Vanguard Group(2)	5,157,866	10.26%
Common Stock	Dimensional Fund Advisors LP(3)	4,075,032	8.11%
(1)
BlackRock, Inc. filed a Schedule 13G/A with the SEC on February 4, 2020, indicating that as of December 31, 2019, BlackRock, Inc. had sole voting power with respect to 7,638,834 shares and sole dispositive power with respect to 7,782,951 shares. BlackRock, Inc. has indicated that it is a parent holding company. The address of BlackRock, Inc. is 55 East 52nd Street, New York, NY 10055.

(2)
The Vanguard Group filed a Schedule 13G/A with the SEC on February 12, 2020, indicating that as of December 31, 2019, The Vanguard Group had sole voting power with respect to 48,633 shares, shared voting power with respect to 8,007 shares, sole dispositive power with respect to 5,107,931 shares, and shared dispositive power with respect to 49,935 shares. The Vanguard Group has indicated that it is an investment advisor. The address of The Vanguard Group is 100 Vanguard Boulevard, Malvern, PA 19355.

(3)
Dimensional Fund Advisors LP, filed a Schedule 13G with the SEC on February 12, 2020, indicating that as of December 31, 2019, Dimensional Fund Advisors LP, had sole voting power with respect to 3,940,960 shares and sole disposition power with respect to 4,075,032 shares. Dimensional Fund Advisors LP, has indicated that it is an investment adviser. The address of Dimensional Fund Advisors LP is Building One, 6300 Bee Cave Road, Austin, TX 78746.

46  www.coopertire.com

SECURITY OWNERSHIP OF MANAGEMENT AND DIRECTORS
The information that follows is furnished as of February 28, 2020, to indicate beneficial ownership by our executive officers and Directors as a group and each named executive officer and Director, individually, of our Common Stock in accordance with Rule 13d-3 under the Exchange Act, as well as ownership of certain other Company securities and ownership of our Common Stock plus certain other Company securities:
Name of Beneficial Owner	Amount and Nature of Beneficial Ownership of Common Stock	Percent of Class	Ownership of Other Securities	Ownership of Common Stock and Other Securities	Percent of Class
John J. Bollman[5]	6,841 shs	*	— shs(3)(4)	6,841 shs(3)(4)	*
Thomas P. Capo	— shs	*	19,609 shs(2)	19,609 shs(2)	*
Steven M. Chapman	2,631 shs	*	130,378 shs(2)	133,009 shs(2)	*
Susan F. Davis	— shs	*	16,674 shs(2)	16,674 shs(2)	*
Kathryn P. Dickson	— shs	*	4,150 shs(2)	4,150 shs(2)	*
Christopher J. Eperjesy	2,182 shs	*	36,084 shs(3)(4)	38,266 shs(3)(4)	*
John J. Holland	4,042 shs	*	123,236 shs(2)	127,278 shs(2)	*
Bradley E. Hughes	266,262 shs(1)	*	125,134 shs(3)(4)	391,396 shs(1)(3)(4)	*
Tracey I. Joubert	— shs	*	9,395 shs(2)	9,395 shs(2)	*
Gary S. Michel	— shs	*	16,674 shs(2)	16,674 shs(2)	*
Brian C. Walker	— shs	*	5,453 shs(2)	5,453 shs(2)	*
Robert D. Welding	3,000 shs	*	81,685 shs(2)	84,685 shs(2)	*
Stephen Zamansky	66,572 shs	*	24,891 shs(3)(4)	91,463 shs(3)(4)	*
All executive officers and Directors as a group (13 persons)	351,530 shs(1)	0.70%	593,363 shs(2)(3)(4)	944,893 shs(1)(2)(3)(4)	1.88%
(1)	Includes 59,235 shares obtainable on exercise of stock options by Mr. Hughes within 60 days following February 28, 2020. These options have not been exercised.
(2)
Pursuant to the Amended and Restated 1998 non-employee Directors Compensation Deferral Plan described above under “Director Compensation”, the following Directors have been credited with the following number of phantom stock units as of February 28, 2020: Thomas P. Capo - 19,609; Steven M. Chapman - 130,378; Susan F. Davis - 16,674; Kathryn P. Dickson - 4,150; John J. Holland - 123,236; Tracey I. Joubert - 9,395; Gary S. Michel - 16,674; Brian C. Walker - 5,453; and Robert D. Welding - 81,685. The holders do not have voting or investment power over these phantom stock units.

(3)
Includes the following number of restricted stock units for each of the following executive officers: John J. Bollman - 0; Christopher J. Eperjesy - 33,301; Bradley E. Hughes - 86,178; and Stephen Zamansky - 17,137. The holders do not have voting or investment power over these restricted stock units. The agreements pursuant to which the restricted stock units were granted provide for accrual of dividend equivalents. At that time, an executive’s restricted stock unit account will be settled through delivery to the executive on the date selected of a number of shares of our Common Stock corresponding to the number of restricted stock units awarded to the executive, plus shares representing the value of dividend equivalents.

(4)
Includes the number of performance-based stock units that were notionally earned by each of the following executive officers for 2017 through 2019 net income and return on invested capital performance plus accrued dividend equivalents. The holders do not have voting or investment power over these performance-based stock units. John J. Bollman - 0; Christopher J. Eperjesy - 2,783; Bradley E. Hughes - 38,956; and Stephen Zamansky - 7,754.

(5)	John J. Bollman's information reflects balances as of his departure date, December 2, 2019.
2020 Proxy Statement  47

STOCKHOLDER PROPOSALS FOR THE ANNUAL MEETING IN 2021
Any stockholder who intends to present a proposal at the Company’s 2021 Annual Meeting and who wishes to have the proposal included in the Company’s proxy statement and form of proxy for that Annual Meeting must deliver the proposal to the Secretary of the Company, at the Company’s principal executive offices, so that it is received no later than November 26, 2020. In addition, if a stockholder intends to present a proposal at the Company’s 2021 Annual Meeting without the inclusion of that proposal in the Company’s proxy materials and written notice of the proposal is not received by the Company on or between December 26, 2020 and January 25, 2021, in accordance with the Bylaws, proxies solicited by the Board for the Company’s 2021 Annual Meeting will confer discretionary authority to vote on the proposal if presented at the 2021 Annual Meeting.
INCORPORATION BY REFERENCE
The Compensation Committee Report that begins on page 26 of this proxy statement, disclosure regarding the Company’s Audit Committee and Audit Committee’s financial expert that begins on page 40 of this proxy statement, and the Audit Committee Report on page 45 of this proxy statement shall not be deemed to be incorporated by reference by any general statement incorporating this proxy statement by reference into any filing under the Securities Act of 1933, which we refer to as the Securities Act, or under the Exchange Act, except to the extent that the Company specifically incorporates this information by reference, and shall not otherwise be deemed filed under the Securities Act or under the Exchange Act.
HOUSEHOLDING INFORMATION
Only one Notice of Internet Availability of Proxy Materials or 2019 Annual Report and proxy statement is being delivered to multiple stockholders sharing an address unless the Company received contrary instructions from one or more of the stockholders. If a stockholder at a shared address to which a single copy of the Notice of Internet Availability of Proxy Materials or 2019 Annual Report and proxy statement were delivered wishes to receive a separate copy of the Notice of Internet Availability of Proxy Materials or 2019 Annual Report or proxy statement, he or she should contact the Company’s Investor Relations Department at 701 Lima Avenue, Findlay, Ohio 45840 or (419) 423-1321. The stockholder will be delivered, without charge, a separate copy of the Notice of Internet Availability of Proxy Materials or 2019 Annual Report or proxy statement promptly upon request. If stockholders at a shared address currently receiving multiple copies of the Notice of Internet Availability of Proxy Materials or 2019 Annual Report and proxy statement wish to receive only a single copy of these documents, they should contact the Company’s Investor Relations Department in the manner provided above.
SOLICITATION AND OTHER MATTERS
The Board of Directors is not aware of any other matters that may come before the Annual Meeting. However, if any other matters properly come before the Annual Meeting, it is the intention of the persons named in the accompanying form of proxy to vote the proxy in accordance with their judgment on such matters.
The solicitation of proxies is being made by the Company, and the Company will bear the cost of the solicitation. The Company has retained Georgeson, 199 Water Street, 26th Floor, New York, New York, to aid in the solicitation of proxies, at an anticipated cost to the Company of approximately $7,500 plus expenses. The Company also will reimburse brokers and other persons for their reasonable expenses in forwarding proxy material to the beneficial owners of the Company’s stock. In addition to the solicitation by use of the mails, solicitations may be made by telephone, facsimile, email or by personal calls, and it is anticipated that such solicitation will consist primarily of requests to brokerage houses, custodians, nominees, and fiduciaries to forward soliciting material to beneficial owners of shares held of record by such persons. If necessary, officers and other employees of the Company may by telephone, facsimile, email or personally, request the return of proxies.
Please mark, execute, and return the accompanying proxy, or vote by telephone or Internet, in accordance with the instructions set forth on the proxy form, so that your shares may be voted at the Annual Meeting. For information on how to obtain directions to be able to participate in the Annual Meeting and vote online, please contact the Company’s Secretary at 701 Lima Avenue, Findlay, Ohio 45840 or (419) 424-4319.
48  www.coopertire.com

You may obtain copies of the Company’s Annual Report on Form 10-K, as filed with the Securities and Exchange Commission, free of charge upon written request to the Company at 701 Lima Avenue, Findlay, Ohio 45840, Attention: Secretary or call (419) 424-4319.
IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE STOCKHOLDER MEETING TO BE HELD ON MAY 8, 2020
This proxy statement, along with our Annual Report on Form 10-K for the fiscal year ended December 31, 2019 and our 2019 Annual Report, are available free of charge at http://www.proxyvote.com.
BY ORDER OF THE BOARD OF
DIRECTORS
Stephen Zamansky
Senior Vice President,
General Counsel & Secretary
March 26, 2020
2020 Proxy Statement  49

COOPERTIRES

COOPER TIRE & RUBBER COMPANY
ATTN: CORPORATE SECRETARY
701 LIMA AVENUE
FINDLAY, OH 45840-0550

VOTE BY INTERNET
Before The Meeting - Go to **www.proxyvote.com**

Use the Internet to transmit your voting instructions and for electronic delivery of information. Vote by 11:59 p.m. Eastern Time on May 7, 2020 for shares held directly and by 11:59 p.m. Eastern Time on May 5, 2020 for shares held in a Plan. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form.

During The Meeting - Go to **www.virtualshareholdermeeting.com/CTB2020**

You may attend the meeting via the Internet and vote during the meeting. Have the information that is printed in the box marked by the arrow available and follow the instructions.

VOTE BY PHONE - 1-800-690-6903
Use any touch-tone telephone to transmit your voting instructions. Vote by 11:59 p.m. Eastern Time on May 7, 2020 for shares held directly and by 11:59 p.m. Eastern Time on May 5, 2020 for shares held in a Plan. Have your proxy card in hand when you call and then follow the instructions.

VOTE BY MAIL
Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:

E93425-P33645-Z76368

KEEP THIS PORTION FOR YOUR RECORDS

DETACH AND RETURN THIS PORTION ONLY

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

COOPER TIRE & RUBBER COMPANY

THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" ITEMS 1, 2 AND 3.

	For All	Withhold All	For All Except
1. To elect as Directors of Cooper Tire & Rubber Company for a term expiring in 2021, the nominees listed below:	☐	☐	☐

To withhold authority to vote for any individual nominee(s), mark "For All Except" and write the number(s) of the nominee(s) on the line below.

____

Nominees:

01) Steven M. Chapman
02) Susan F. Davis
03) Kathryn P. Dickson
04) John J. Holland
05) Bradley E. Hughes
06) Tracey I. Joubert
07) Gary S. Michel
08) Brian C. Walker
09) Robert D. Welding

The shares represented by this proxy, when properly executed, will be voted in the manner directed herein by the undersigned stockholder(s). **For non-Plan participants, if no direction is made, this proxy will be voted FOR items 1, 2 and 3**. If any other matters properly come before the Annual Meeting, the persons named in this proxy will vote in their discretion.

For address changes and/or comments, please check this box and write them on the back where indicated. ☐

Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name by authorized officer.

Signature [PLEASE SIGN WITHIN BOX]	Date	Signature (Joint Owners)	Date

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting:
The Notice and Proxy Statement, Shareholder Letter and 10-K Report are available at www.proxyvote.com.

E93426-P33645-Z76368

Proxy Card - Cooper Tire & Rubber Company

THIS PROXY CARD IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF COOPER TIRE & RUBBER COMPANY FOR THE ANNUAL MEETING OF STOCKHOLDERS TO BE HELD ON MAY 8, 2020

The undersigned hereby appoints Bradley E. Hughes, Christopher J. Eperjesy and Stephen Zamansky, or any of them or their substitutes, as proxies, each with the power to appoint his substitute, and hereby authorizes them to represent and vote, as designated herein, all the shares of common stock of Cooper Tire & Rubber Company held of record by the undersigned at the close of business on March 13th, 2020, with all powers that the undersigned would possess if personally present, at the Annual Meeting of Stockholders to be held virtually at www.virtualshareholdermeeting.com/CTB2020, on Friday, May 8, 2020, at 10:00 a.m. EDT, or any reconvened Annual Meeting following any adjournment(s) or postponement(s) of the Annual Meeting.

For stockholders, this proxy, when properly executed, will be voted in the manner directed herein by the undersigned stockholder(s). If no direction is indicated, this proxy will be voted **"FOR"** each of the director nominees named herein, **"FOR"** the ratification of the selection of Ernst & Young LLP as the Company's independent registered public accounting firm and **"FOR"** the approval of, on a non-binding advisory basis, the Company's named executive officer compensation. The proxies are authorized to take action in accordance with their judgment upon any other business that may properly come before the Annual Meeting, or any reconvened Annual Meeting following any adjournment(s) or postponement(s) of the Annual Meeting.

Principal Trust Company is Trustee under the following defined contribution plans (the "Plans") sponsored by Cooper Tire & Rubber Company: Spectrum Investment Savings Plan, Pre-Tax Savings Plan (Texarkana), and Pre-Tax Savings Plan (Findlay). This proxy card is also soliciting voting instructions on behalf of the Board of Directors of Cooper Tire & Rubber Company from Plan participants to direct the Trustee to vote the shares of common stock of Cooper Tire & Rubber Company held in the participants' accounts under such Plans in accordance with their instructions.

YOU ARE ENCOURAGED TO SPECIFY YOUR CHOICES BY MARKING THE APPROPRIATE BOXES ON THE REVERSE SIDE. FOR STOCKHOLDERS, YOU NEED NOT MARK ANY BOXES IF YOU WISH TO VOTE IN ACCORDANCE WITH THE BOARD OF DIRECTORS' RECOMMENDATIONS, BUT THE PROXIES CANNOT VOTE THESE SHARES UNLESS YOU SIGN, DATE AND RETURN THIS PROXY CARD. FOR PLAN PARTICIPANTS, IF YOU WISH TO VOTE IN ACCORDANCE WITH THE BOARD OF DIRECTORS' RECOMMENDATIONS, YOU WILL NEED TO MARK THE "FOR" BOXES FOR PROPOSALS 1, 2 AND 3.

PLEASE VOTE, SIGN, DATE AND RETURN THIS PROXY CARD PROMPTLY USING THE ENCLOSED ENVELOPE.

Address Changes/Comments: ______________________________

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(If you noted any Address Changes/Comments above, please mark corresponding box on the reverse side.)

(Continued and to be voted on the reverse side)